UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund:   BlackRock Strategic Global Bond Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1 – Report to Stockholders

DECEMBER 31, 2018

ANNUAL REPORT

BlackRock Strategic Global Bond Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2018, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market despite solid corporate earnings, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds posted flat returns, and high-yield bonds declined slightly. Recent sell-offs in risk assets have flattened asset returns along the risk spectrum somewhat, which bears further scrutiny in the months ahead.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. This was accompanied by a broad based risk-off in December — which was the worst December performance on record since 1931. Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low.

Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. Going into 2019, we also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.85)%	(4.38)%
U.S. small cap equities (Russell 2000® Index)	(17.35)	(11.01)
International equities (MSCI Europe, Australasia, Far East Index)	(11.35)	(13.79)
Emerging market equities (MSCI Emerging Markets Index)	(8.48)	(14.57)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.06	1.87
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.72	(0.03)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.65	0.01
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	1.36
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.24)	(2.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2018, the Fund outperformed its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, with the exception of the Investor C and Investor C1 Shares which underperformed. For the same period, the Fund outperformed its custom benchmark, comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index, with the exception of Investor C1 Shares which performed in-line with and Investor C Shares which underperformed the custom benchmark.

What factors influenced performance?

The primary detractor from the Fund’s relative performance in the period was an overweight position to emerging markets. The sector saw elevated volatility in the second quarter of 2018 driven by idiosyncratic geopolitical risks and tightening global financial conditions stemming from a stronger U.S. dollar and higher developed market interest rates. Exposure to U.S. high yield corporate credit and municipal bonds also weighed on returns.

The most significant positive contributors to the Fund’s relative performance included an underweight to non-U.S. sovereign bonds. An overweight allocation to U.S. Treasuries, with a preference for the front end of the yield curve given the attractive risk versus reward profile, was also a notable contributor. Underweight allocations to U.S. and European investment grade credit added to relative performance as well.

The Fund held derivatives for risk management purposes as well as to manage exposures with the goal of generating return. The use of derivatives contributed to the Fund’s performance as the Fund’s duration (and corresponding interest rate sensitivity) and currency exposures were managed through the reporting period.

Describe recent portfolio activity.

During the first quarter of 2018, after interest rate exposure was trimmed in January, the Fund’s duration was tactically increased as rates gradually moved lower, with a preference for the front end of the yield curve. The Fund reduced its exposure to U.S. inflation-protected securities on price strength as inflation expectations ticked higher in the quarter. Given rising volatility and higher interest rates, exposure to investment grade corporate bonds and agency mortgage-backed securities was reduced. During the second quarter, the Fund proactively reduced risk in the emerging markets allocation given broad-based selling pressure in the sector. In anticipation of higher U.S. rates and increased global risk aversion, exposure to the U.S. dollar was increased as a strategy while exposure to the euro and Japanese yen was reduced.

Entering the second half of 2018, the Fund further reduced emerging market exposure, holding most of these positions in hard currency. The Fund also continued to increase U.S. dollar exposure as a strategy against any potential risk-off move in the market. The Fund maintained a long exposure to U.S. duration with a concentration on the front end of the yield curve versus short duration stances in most other developed markets, on the view that the market had fully priced in Fed rate hikes. In the fourth quarter, the Fund continued to increase its duration (a measure of interest-rate sensitivity) as a means to manage risk against a decline in risk sentiment, rotating some of the exposure from the front end to the middle and longer end of the curve. Within emerging markets, the Fund shifted some hard currency exposures into local currency positions on the view that the dollar has peaked.

The Fund had a somewhat elevated cash position during the period as part of its efforts to manage duration and corresponding interest rate risk. The Fund’s cash position had no material impact on Fund performance for the period.

Describe portfolio positioning at period end.

As of period end, the Fund held an overweight to duration relative to the benchmark. The Fund also held an overweight allocation to emerging markets, although to a lesser degree compared to the beginning of 2018 given volatility in the sector. The Fund held an overweight position relative to the benchmark to the U.S. dollar with underweights in Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2018 (continued)	BlackRock Strategic Global Bond Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)

An unmanaged index that is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Performance Summary for the Period Ended December 31, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge
Institutional	3.20%	2.73%	0.49%	(0.81)%	N/A	1.50%	N/A	3.49%		N/A
Investor A	2.84	2.30	0.36	(1.07)	(5.02)%	1.23	0.40%	3.24		2.82%
Investor C	2.21	1.60	(0.02)	(1.81)	(2.77)	0.47	0.47	2.46		2.46
Investor C1	2.42	1.89	0.08	(1.61)	N/A	0.67	N/A	2.66		N/A
Class K	3.26	2.78	0.51	(0.76)	N/A	1.53	N/A	3.51		N/A
Bloomberg Barclays Global Aggregate Bond Index	—	—	0.26	(1.20)	N/A	1.08	N/A	2.49		N/A
Custom Benchmark(c)	—	—	0.41	(1.63)	N/A	1.13	N/A	—(d	)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)	A customized performance benchmark comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index.
(d)	Returns not in effect during this period.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of December 31, 2018 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Expense Example

	Actual				Hypothetical (c)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During the Period (a)	Ending Account Value (12/31/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,004.90	$3.59	$2.68	$1,000.00	$1,021.63	$3.62	$1,022.53	$2.70
Investor A	1,000.00	1,003.60	4.80	3.94	1,000.00	1,020.42	4.84	1,021.27	3.97
Investor C	1,000.00	999.80	8.57	7.71	1,000.00	1,016.64	8.64	1,017.49	7.78
Investor C1	1,000.00	1,000.80	7.51	6.71	1,000.00	1,017.69	7.58	1,018.50	6.77
Class K	1,000.00	1,005.10	3.34	2.43	1,000.00	1,021.88	3.36	1,022.79	2.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio (0.71% for Institutional, 0.95% for Investor A, 1.70% for Investor C, 1.49% for Investor C1 and 0.66% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio (0.53% for Institutional, 0.78% for Investor A, 1.53% for Investor C, 1.33% for Investor C1 and 0.48% for Class K), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	29%
Foreign Agency Obligations	27
U.S. Treasury Obligations	18
U.S. Government Sponsored Agency Securities	13
Asset-Backed Securities	4
Investment Companies	3
Non-Agency Mortgage-Backed Securities	3
Capital Trusts	1
Borrowed Bond Agreements	1
Foreign Agency Obligations	1
Floating Rate Loan Interests	1
Borrowed Bonds	(1)
Other(b)	—

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(b)	Includes a less than 1% holding in each of the following investment types: Municipal Bonds, Warrants and Preferred Stocks.

GEOGRAPHIC ALLOCATION

Country	Percent of Total Investments (a)
United States	59%
Japan	6
Italy	4
Netherlands	4
United Kingdom	4
Germany	3
Mexico	3
Argentina	2
France	2
Belgium	1
Colombia	1
Indonesia	1
Austria	1
Canada	1
Brazil	1
Luxembourg	1
Switzerland	1
Cayman Islands	1
Egypt	1
Australia	1
Portugal	(1)
Other(c)	3

(b)	Includes holdings within countries and geographic regions that are less than 1% of long-term investments. Please refer to the Schedule of Investments for such countries.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the Class K November 13, 2015 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual results of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees.

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2018 and held through December 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 4.4%
Allegro CLO VI, Ltd., Series 2017-2A, Class A, 3.58%, 01/17/31(a)(b)	USD	400	$394,099
AMMC CLO XII, Ltd., Series 2013-12A, Class AR, 3.82%, 11/10/30(a)(b)		500	497,406
Anchorage Capital CLO Ltd., Class A(a)(b):
Series 2014-3RA, 3.56%, 01/28/31		400	395,622
Series 2014-4RA, 3.56%, 01/28/31		400	395,606
Apidos CLO XII, Series 2013-12A, Class AR, 3.52%, 04/15/31(a)(b)		500	494,914
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, 3.61%, 10/15/30(a)(b)		400	397,322
ArrowMark Colorado Holdings, Series 2017-8A, Class A1, 3.65%, 10/25/30(a)(b)		400	393,516
Battalion CLO XI Ltd., Series 2017-11A, Class E, 8.47%, 10/24/29(a)(b)		400	363,158
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, 3.57%, 01/20/31(a)(b)		500	493,051
Carlyle Global Market Strategies CLO Ltd., Series 2015-4A, Class D, (3 mo. LIBOR US + 6.10%), 8.57%, 10/20/27(a)(c)		400	386,080
CBAM Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 3.72%, 07/20/30(a)(c)		400	397,928
CIFC Funding Ltd., Series 2018-1A, Class A, 3.44%, 04/18/31(a)(b)		400	394,017
Dryden 53 CLO Ltd., Series 2017-53A, Class A, 3.56%, 01/15/31(a)(b)		600	595,172
LCM Ltd., Series 26A, Class A1, 3.54%, 01/20/31(a)(b)		600	593,014
Madison Park Funding XI Ltd., Series 2013-11A, Class ER, 8.93%, 07/23/29(a)(b)		400	374,059
Navient Private Education Loan Trust, Series 2016-AA, Class B, 3.50%, 12/16/58(a)(b)		125	119,415
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, 3.61%, 10/18/30(a)(b)		550	545,583
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, 8.83%, 11/14/29(a)(b)		600	552,151
Rockford Tower CLO Ltd.(a):
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 7.84%, 04/15/29(c)		400	351,138
Series 2017-3A, Class A, 3.66%, 10/20/30(b)		400	395,562
RR 3 Ltd., Series 2018-3A, Class A1R2, 3.53%, 01/15/30(a)(b)		400	393,657
Shackleton CLO Ltd., Series 2013-3A, Class AR, 3.56%, 07/15/30(a)(b)		400	395,585
Steele Creek CLO Ltd., Series 2017-1A, Class A, 3.69%, 01/15/30(a)(b)		400	397,861
Tiaa CLO III Ltd., Series 2017-2A, Class A, 3.59%, 01/16/31(a)(b)		400	394,018
Voya CLO Ltd., Series 2017-4A, Class A1, 3.60%, 10/15/30(a)(b)		400	396,563
Wellfleet CLO Ltd., Series 2017-3A, Class A1, 3.60%, 01/17/31(a)(b)		400	394,021
York CLO-2 Ltd., Series 2015-1A, Class AR, 3.62%, 01/22/31(a)(b)		600	593,691

Total Asset-Backed Securities — 4.4% (Cost — $11,802,465)			11,494,209

Corporate Bonds — 30.5%

Argentina — 0.7%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(a)		155	142,794
Banco Hipotecario SA, 54.94%, 11/07/22(a)(b)	ARS	8,302	213,833

Security	Par (000)		Value

Argentina (continued)
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(a)	USD	390	$329,550
Genneia SA, 8.75%, 01/20/22(a)		518	466,847
Tarjeta Naranja SA (Argentina Deposit Rates Badlar Pvt Banks + 3.50%), 51.71%, 04/11/22(a)(c)		358	143,202
Tecpetrol SA, 4.88%, 12/12/22(a)		127	116,523
YPF SA:
8.75%, 04/04/24		79	74,260
8.75%, 04/04/24(a)		338	317,720

			1,804,729

Australia — 0.2%
BHP Billiton Finance USA Ltd., 3.85%, 09/30/23		180	184,376
Macquarie Bank Ltd., 2.40%, 01/21/20(a)		30	29,734
Westpac Banking Corp., 2.80%, 01/11/22		185	181,544

			395,654

Austria — 0.3%
Eldorado Intl. Finance GmbH, 8.63%, 06/16/21(a)		224	231,560
Suzano Austria GmbH, 6.00%, 01/15/29(a)		517	526,694

			758,254

Belgium — 0.0%
KBC Group NV, 1.00%, 04/26/21	EUR	100	116,241

Bermuda — 0.1%
Inkia Energy Ltd., 5.88%, 11/09/27(a)	USD	400	370,000

Brazil — 0.2%
Odebrecht Offshore Drilling Finance(a):
6.72%, 12/01/22	BRL	137	126,515
7.72%, 12/01/26(d)		5	1,296
Odebrecht Oil & Gas Finance Ltd., 0.00%(a)(e)(f)		26	195
Oi SA, (8.00% Cash or 4.00% PIK), 10.00%, 07/27/25(d)	USD	400	394,500

			522,506

Canada — 0.7%
Bank of Montreal, 0.25%, 11/17/21	EUR	165	188,792
Frontera Energy Corp., 9.70%, 06/25/23(a)	USD	383	377,734
Largo Resources Ltd., 9.25%, 06/01/21(a)		45	47,306
Stoneway Capital Corp.:
10.00%, 03/01/27		289	258,389
10.00%, 03/01/27(a)		595	531,419
TransCanada PipeLines Ltd.:
3.75%, 10/16/23		150	149,455
4.88%, 01/15/26		90	93,152
4.25%, 05/15/28		70	69,324
Transcanada Trust, Series 16-A, (3 mo. LIBOR US + 4.64%), 5.88%, 08/15/76(g)		57	53,614

			1,769,185

Cayman Islands — 0.6%
Alibaba Group Holding Ltd., 3.40%, 12/06/27		259	239,102
Baidu, Inc., 4.38%, 05/14/24		200	201,252
Gol Finance, Inc., 7.00%, 01/31/25(a)		646	572,518
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(a)		138	132,134
Tencent Holdings Ltd., 3.60%, 01/19/28(a)		331	309,919

			1,454,925

Colombia — 0.2%
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		285	247,646
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(a)		224	226,520

			474,166

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Denmark — 0.0%
Nykredit Realkredit A/S, 0.75%, 07/14/21	EUR	100	$115,123

France — 0.4%
BNP Paribas Cardif SA, 1.00%, 11/29/24		200	212,616
BNP Paribas SA, 3.50%, 03/01/23(a)	USD	400	387,805
Credit Mutuel Arkea SA, 1.88%, 10/25/29(b)	EUR	100	105,920
HSBC France SA, 0.20%, 09/04/21		300	342,815
Teleperformance, 1.88%, 07/02/25		100	113,780

			1,162,936

Germany — 0.6%
Commerzbank AG:
8.13%, 09/19/23(a)	USD	500	548,502
4.00%, 03/30/27	EUR	300	354,030
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(b)		200	217,151
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 3.25%, 05/26/49(b)		200	233,348
Volkswagen Bank GmbH, 0.63%, 09/08/21		100	113,626
Volkswagen Financial Services AG, 0.38%, 04/12/21		62	70,327

			1,536,984

Ireland — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.25%, 07/01/20	USD	350	350,833
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23		469	443,354
3.20%, 09/23/26		235	212,656

			1,006,843

Italy — 0.3%
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)		435	394,494
Telecom Italia SpA, 5.30%, 05/30/24(a)		325	308,750

			703,244

Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc., 3.54%, 07/26/21		50	50,188
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28(a)		200	204,272

			254,460

Luxembourg — 1.0%
Actavis Funding SCS, 3.85%, 06/15/24		430	424,107
Allergan Funding SCS:
3.45%, 03/15/22		59	58,058
3.80%, 03/15/25		151	147,410
ArcelorMittal, 2.88%, 07/06/20	EUR	100	118,519
Covidien International Finance SA, 2.95%, 06/15/23	USD	220	215,401
Gilex Holding Sarl, 8.50%, 05/02/23(a)		316	319,555
Hidrovias International Finance SARL, 5.95%, 01/24/25(a)		225	203,344
Klabin Finance SA, 4.88%, 09/19/27(a)		258	233,167
Nvent Finance Sarl, 3.95%, 04/15/23		355	352,461
Puma International Financing SA, 5.00%, 01/24/26(a)		295	231,575
Rumo Luxembourg Sarl, 5.88%, 01/18/25(a)		248	237,460

			2,541,057

Mexico — 1.4%
Axtel SAB de C.V., 6.38%, 11/14/24(a)		450	425,812
Controladora Mabe SA de C.V., 5.60%, 10/23/28(a)		565	525,450
Cydsa SAB de C.V., 6.25%, 10/04/27(a)		510	455,812
Grupo Bimbo SAB de C.V., 5.95%(a)(b)(e)		203	196,656
Grupo KUO SAB de C.V., 5.75%, 07/07/27(a)		373	337,720
Mexichem SAB de C.V., 5.50%, 01/15/48(a)		200	171,000
Petroleos Mexicanos:
5.50%, 01/21/21		423	421,414
6.38%, 02/04/21		100	101,025
1.88%, 04/21/22	EUR	100	108,130

Security	Par (000)		Value

Mexico (continued)
4.63%, 09/21/23	USD	200	$187,700
4.88%, 01/18/24		190	177,128
6.88%, 08/04/26		60	58,200
6.63%, 06/15/35		150	130,838
5.50%, 06/27/44		200	151,636
6.75%, 09/21/47		100	82,689
Unifin Financiera SAB de C.V. SOFOM ENR(a):
8.88%(b)(e)		200	165,250
7.25%, 09/27/23		200	183,850

			3,880,310

Netherlands — 2.8%
ABN AMRO Bank NV:
6.38%, 04/27/21	EUR	100	129,551
3.40%, 08/27/21(a)	USD	605	603,780
ING Bank NV, 5.80%, 09/25/23(a)		400	417,811
ING Groep NV:
4.70%, 03/22/28(b)		200	197,590
2.00%, 09/20/28	EUR	200	228,302
Marfrig Holdings Europe BV, 8.00%, 06/08/23(a)	USD	250	250,000
NXP BV/NXP Funding LLC(a):
4.13%, 06/15/20		500	497,675
4.13%, 06/01/21		1,780	1,757,750
3.88%, 09/01/22		300	288,000
Petrobras Global Finance BV:
6.13%, 01/17/22		28	28,658
8.75%, 05/23/26		421	472,573
7.38%, 01/17/27		797	818,917
6.00%, 01/27/28		421	396,793
SABIC Capital II BV, 4.00%, 10/10/23(a)		261	259,369
Shell International Finance BV, 2.25%, 11/10/20		60	59,285
Syngenta Finance NV, 4.44%, 04/24/23(a)		200	192,745
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19		590	579,489
Volkswagen International Finance NV:
4.00%, 08/12/20(a)		400	402,580
2.00%, 03/26/21	EUR	25	29,451
Series 4Y, 0.50%, 03/30/21		100	113,896

			7,724,215

Panama — 0.2%
Aeropuerto Internacional de Tocumen SA, 5.63%, 05/18/36(a)	USD	200	202,000
Carnival Corp., 3.95%, 10/15/20		70	70,903
Promerica Financial Corp., 9.70%, 05/14/24(a)		329	337,225

			610,128

Spain — 0.0%
Banco de Sabadell SA, 5.63%, 05/06/26	EUR	100	117,358

Sweden — 0.2%
Nordea Bank AB, 3.75%, 08/30/23(a)	USD	335	330,432
Telia Co. AB, 4.75%, 11/16/21	EUR	62	79,808

			410,240

Switzerland — 0.7%
Credit Suisse Group AG:
7.25%(a)(b)(e)	USD	425	400,924
(5 year USD Swap + 4.60%), 7.50%(e)(g)		200	203,300
3.57%, 01/09/23(a)		250	243,883
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20		570	564,425
UBS Group Funding Switzerland AG, 2.95%, 09/24/20(a)		500	494,713

			1,907,245

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Turkey — 0.1%
Petkim Petrokimya Holding, 5.88%, 01/26/23(a)	USD	200	$181,500

United Kingdom — 1.5%
Barclays PLC:
1.88%, 03/23/21	EUR	100	116,434
6.63%, 03/30/22		50	64,197
4.34%, 05/16/24(b)	USD	1,000	972,247
BP Capital Markets PLC:
1.68%, 05/03/19		55	54,733
2.24%, 05/10/19		10	9,972
Lloyds Bank PLC, 1.00%, 11/19/21	EUR	221	256,597
Lloyds Banking Group PLC, 4.05%, 08/16/23	USD	300	296,377
MARB BondCo PLC, 6.88%, 01/19/25(a)		775	718,812
Royal Bank of Scotland Group PLC, 3.88%, 09/12/23		253	242,548
Santander UK PLC, 5.00%, 11/07/23(a)		200	195,298
Schlumberger Oilfield UK PLC, 4.20%, 01/15/21(a)		30	30,371
Sky PLC, 3.75%, 09/16/24(a)		215	214,212
Trinity Acquisition PLC, 4.40%, 03/15/26		85	84,466
Vodafone Group PLC:
3.75%, 01/16/24		560	551,954
5.25%, 05/30/48		105	98,578

			3,906,796

United States — 17.8%
Abbott Laboratories, 2.80%, 09/15/20		60	59,645
AbbVie, Inc.:
2.30%, 05/14/21		135	131,837
3.75%, 11/14/23		30	29,848
4.70%, 05/14/45		85	77,300
AEP Texas, Inc., 3.85%, 10/01/25(a)		110	109,722
AEP Transmission Co. LLC, 4.25%, 09/15/48		85	85,646
Agilent Technologies, Inc., 3.05%, 09/22/26		10	9,254
Alabama Power Co., 3.75%, 03/01/45		102	94,075
Allergan Finance LLC, 3.25%, 10/01/22		60	58,663
Altria Group, Inc., 2.85%, 08/09/22		85	81,598
American Airlines 2016-2 Class B Pass Through Trust, 4.38%, 12/15/25(a)		82	80,417
American Airlines Pass-Through Trust, Class B:
Series 2015-2, 4.40%, 03/22/25		96	94,138
Series 2017-1, 4.95%, 08/15/26		9	8,799
Series B, 3.70%, 04/15/27		9	9,183
3.75%, 04/15/27		164	157,508
American Express Co., 3.70%, 11/05/21		145	146,303
Amgen, Inc.:
3.63%, 05/15/22		89	89,611
2.60%, 08/19/26		180	163,566
Anadarko Petroleum Corp., 4.85%, 03/15/21		315	322,522
Analog Devices, Inc.:
2.95%, 01/12/21		60	59,474
5.30%, 12/15/45		135	142,012
Andeavor Logistics LP, Series A, 6.88%(b)(e)		700	623,000
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
5.25%, 01/15/25		300	305,390
5.20%, 12/01/47		81	72,923
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(a)		170	157,656
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		44	43,269
2.63%, 01/17/23		406	386,424
3.30%, 02/01/23		55	53,479
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 07/15/22		50	47,740
Anthem, Inc., 3.50%, 08/15/24		30	29,426

Security	Par (000)		Value

United States (continued)
AON Corp. Co. GUAR 12/28 4.5, 4.50%, 12/15/28	USD	140	$141,723
Apple, Inc.:
3.00%, 02/09/24		379	374,288
4.50%, 02/23/36		70	73,613
3.85%, 05/04/43		105	99,433
Applied Materials, Inc.:
3.30%, 04/01/27		25	23,986
4.35%, 04/01/47		55	53,773
AT&T, Inc.:
3.40%, 05/15/25		100	94,165
4.30%, 02/15/30		480	453,593
4.75%, 05/15/46		190	168,700
AXA Equitable Holdings, Inc., 3.90%, 04/20/23(a)		43	42,467
BAE Systems Holdings, Inc., 3.85%, 12/15/25(a)		420	416,399
Bank of America Corp.:
2.15%, 11/09/20		60	58,924
2.63%, 04/19/21		119	117,381
(3 mo. Euribor + 0.83%), 0.74%, 02/07/22(g)	EUR	327	376,196
3.55%, 03/05/24(b)	USD	110	108,670
4.00%, 04/01/24		85	85,471
4.20%, 08/26/24		105	104,139
3.37%, 01/23/26(b)		400	382,437
4.45%, 03/03/26		30	29,658
3.25%, 10/21/27		164	151,806
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(g)		210	201,446
Series L, 2.65%, 04/01/19		60	59,937
Series L, 3.95%, 04/21/25		190	184,098
Bank of New York Mellon Corp.(3 mo. LIBOR US + 1.07%), 3.44%, 02/07/28(g)		85	82,938
BAT Capital Corp.:
2.76%, 08/15/22		365	344,750
3.22%, 08/15/24		565	520,418
Becton Dickinson & Co.:
2.68%, 12/15/19		60	59,429
3.13%, 11/08/21		10	9,863
Biogen, Inc., 3.63%, 09/15/22		30	30,079
BMW US Capital LLC, 2.80%, 04/11/26(a)		65	59,585
Boeing Co., 6.13%, 02/15/33		20	25,316
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		40	35,884
Buckeye Partners LP:
4.88%, 02/01/21		20	20,222
3.95%, 12/01/26		260	228,411
5.60%, 10/15/44		125	111,373
Burlington Northern Santa Fe LLC:
6.15%, 05/01/37		32	38,981
4.15%, 12/15/48		20	19,477
Campbell Soup Co., 3.30%, 03/15/21		30	29,844
Caterpillar Financial Services Corp.:
1.90%, 03/22/19		60	59,881
2.25%, 12/01/19		10	9,929
1.70%, 08/09/21		50	47,995
Celgene Corp.:
2.25%, 05/15/19		60	59,824
3.95%, 10/15/20		10	10,108
3.25%, 08/15/22		30	29,454
3.55%, 08/15/22		30	29,670
3.25%, 02/20/23		120	117,174
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.38%, 10/23/35		250	256,612
6.48%, 10/23/45		40	41,118
5.75%, 04/01/48		121	113,307

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	USD	175	$165,209
Cigna Holding Co., 3.25%, 04/15/25		50	47,518
Cimarex Energy Co., 4.38%, 06/01/24		300	298,330
Citigroup, Inc.:
2.55%, 04/08/19		60	59,914
2.35%, 08/02/21		119	115,604
1.38%, 10/27/21	EUR	124	145,805
3.20%, 10/21/26	USD	15	13,848
Coca-Cola Co., 3.15%, 11/15/20		30	30,206
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		170	206,540
Comcast Corp.:
3.30%, 10/01/20		300	301,147
3.55%, 05/01/28		100	96,525
4.15%, 10/15/28		55	55,849
4.25%, 10/15/30		45	45,509
3.20%, 07/15/36		55	47,311
4.65%, 07/15/42		90	89,056
3.40%, 07/15/46		125	103,572
4.00%, 03/01/48		55	50,117
4.95%, 10/15/58		10	10,167
Concho Resources, Inc.:
4.38%, 01/15/25		215	212,356
3.75%, 10/01/27		120	112,964
Consolidated Edison Co. of New York, Inc., 6.65%, 04/01/19		60	60,484
Constellation Brands, Inc., 3.21%, 11/15/21(b)		70	69,162
Consumers Energy Co., 3.80%, 11/15/28		20	20,483
Continental Resources, Inc.:
5.00%, 09/15/22		195	193,616
3.80%, 06/01/24		415	392,868
Cox Communications, Inc., 4.50%, 06/30/43(a)		175	147,577
Crown Castle International Corp.:
4.88%, 04/15/22		250	257,246
5.25%, 01/15/23		275	285,567
3.20%, 09/01/24		135	128,075
3.65%, 09/01/27		105	97,339
CSC Holdings LLC, 5.25%, 06/01/24		250	229,063
CSX Corp., 4.25%, 03/15/29		110	111,683
CVS Health Corp.:
3.13%, 03/09/20		150	149,703
3.70%, 03/09/23		426	421,440
4.10%, 03/25/25		500	495,011
4.30%, 03/25/28		155	151,529
Daimler Finance North America LLC, 3.75%, 11/05/21(a)		410	411,398
DaVita, Inc., 5.13%, 07/15/24		220	206,250
Delphi Corp., 4.15%, 03/15/24		175	175,174
Delta Air Lines, Inc., 3.40%, 04/19/21		633	627,718
Discovery Communications LLC, 4.88%, 04/01/43		45	39,815
Dow Chemical Co., 9.00%, 04/01/21		80	88,710
DowDuPont, Inc.:
4.49%, 11/15/25		370	380,943
5.42%, 11/15/48		200	207,789
DTE Electric Co.:
3.75%, 08/15/47		80	74,418
Series D, 3.70%, 08/01/23		75	74,475
Duke Energy Carolinas LLC, 3.95%, 11/15/28		110	112,851
Duke Energy Progress LLC:
3.00%, 09/15/21		25	25,036
3.70%, 09/01/28		240	242,437
Energy Transfer Equity LP:
7.50%, 10/15/20		504	524,160

Security	Par (000)		Value

United States (continued)
4.25%, 03/15/23	USD	285	$274,313
5.88%, 01/15/24		224	227,920
Energy Transfer Operating LP, 5.15%, 02/01/43		170	147,319
Energy Transfer Partners LP, 6.05%, 06/01/41		45	42,999
Entergy Louisiana LLC, 4.20%, 09/01/48		105	103,632
Enterprise Products Operating LLC:
5.20%, 09/01/20		30	30,923
3.35%, 03/15/23		225	221,927
5.38%, 02/15/78(b)		121	100,047
Series E, 5.25%, 08/16/77(b)		160	133,156
Expedia Group, Inc., 5.95%, 08/15/20		30	30,996
Express Scripts Holding Co.:
2.60%, 11/30/20		60	59,062
4.75%, 11/15/21		60	61,718
Fidelity National Information Services, Inc., 3.00%, 08/15/26		450	413,985
FirstEnergy Transmission LLC, 4.35%, 01/15/25(a)		125	126,307
Fiserv, Inc., 4.20%, 10/01/28		80	79,840
Ford Motor Co., 4.35%, 12/08/26		225	200,431
Ford Motor Credit Co. LLC:
3.20%, 01/15/21		200	193,951
5.75%, 02/01/21		450	458,954
3.34%, 03/18/21		340	329,906
3.10%, 05/04/23		235	212,435
General Mills, Inc., 4.20%, 04/17/28		30	29,397
General Motors Co., 4.20%, 10/01/27		35	31,547
General Motors Financial Co., Inc.:
4.20%, 03/01/21		60	59,968
3.55%, 04/09/21		9	8,876
3.20%, 07/06/21		30	29,304
4.38%, 09/25/21		250	250,484
4.20%, 11/06/21		335	334,849
3.25%, 01/05/23		325	306,060
Gilead Sciences, Inc., 3.65%, 03/01/26		85	83,317
GLP Capital LP/GLP Financing II, Inc.:
4.88%, 11/01/20		700	705,950
5.25%, 06/01/25		30	29,788
Goldman Sachs Group, Inc.:
7.50%, 02/15/19		195	195,939
2.75%, 09/15/20		820	811,523
5.25%, 07/27/21		60	62,286
2.50%, 10/18/21	EUR	124	149,395
3.31%, 10/31/22(b)	USD	550	535,909
3.85%, 01/26/27		62	58,320
Halfmoon Parent, Inc., 3.20%, 09/17/20(a)		630	627,411
Harris Corp., 3.83%, 04/27/25		285	279,554
Humana, Inc.:
2.50%, 12/15/20		20	19,698
3.15%, 12/01/22		60	58,778
Huntington Ingalls Industries, Inc., 5.00%, 11/15/25(a)		424	430,763
Hyundai Capital America(a):
2.60%, 03/19/20		1,000	987,235
3.10%, 04/05/22		305	298,295
IBM Credit LLC, 3.45%, 11/30/20		100	100,517
Indiana Michigan Power Co., 4.25%, 08/15/48		55	54,058
Intercontinental Exchange Group, Inc., 4.00%, 10/15/23		130	133,107
Intercontinental Exchange, Inc.:
3.45%, 09/21/23		60	60,301
3.75%, 09/21/28		25	25,016
4.25%, 09/21/48		80	78,309
International Business Machines Corp., 2.25%, 02/19/21		105	102,884

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Interpublic Group of Cos., Inc.:
3.50%, 10/01/20	USD	40	$40,050
3.75%, 10/01/21		20	20,125
JPMorgan Chase & Co.:
1.85%, 03/22/19		120	119,655
2.63%, 04/23/21	EUR	100	120,702
2.40%, 06/07/21	USD	60	58,686
3.56%, 04/23/24(b)		250	248,109
3.80%, 07/23/24(b)		675	676,219
4.02%, 12/05/24(b)		30	30,239
4.01%, 04/23/29(b)		187	183,328
4.20%, 07/23/29(b)		390	388,814
KeyCorp, 4.15%, 10/29/25		50	50,788
Kinder Morgan Energy Partners LP:
5.00%, 03/01/43		75	68,056
5.50%, 03/01/44		55	53,002
Kraft Heinz Foods Co., 3.50%, 06/06/22		60	59,395
L3 Technologies, Inc.:
3.85%, 06/15/23		140	140,218
3.95%, 05/28/24		296	295,439
4.40%, 06/15/28		100	99,978
Lockheed Martin Corp.:
3.55%, 01/15/26		300	297,687
4.07%, 12/15/42		280	267,172
4.70%, 05/15/46		140	145,884
Marriott International, Inc., 2.30%, 01/15/22		40	38,456
Marsh & McLennan Cos., Inc., 3.50%, 06/03/24		430	423,565
McDonald’s Corp.:
3.35%, 04/01/23		225	223,862
4.88%, 12/09/45		175	176,163
Medtronic, Inc., 2.50%, 03/15/20		30	29,846
Micron Technology, Inc., 5.50%, 02/01/25		390	381,712
Microsoft Corp.:
2.00%, 08/08/23		145	139,412
2.88%, 02/06/24		140	138,680
3.50%, 11/15/42		20	18,604
Molson Coors Brewing Co., 2.10%, 07/15/21		50	48,208
Morgan Stanley:
2.80%, 06/16/20		60	59,610
2.38%, 03/31/21	EUR	253	302,751
3.75%, 02/25/23	USD	355	354,374
3.88%, 01/27/26		66	64,374
6.25%, 08/09/26		100	110,732
3.63%, 01/20/27		415	394,415
3.77%, 01/24/29(b)		50	47,839
MPLX LP:
4.50%, 07/15/23		180	181,802
4.88%, 06/01/25		173	174,585
NBCUniversal Media LLC, 5.15%, 04/30/20		60	61,597
Nissan Motor Acceptance Corp.(a):
2.35%, 03/04/19		25	24,952
(3 mo. LIBOR US + 1.01%), 3.78%, 03/08/19(c)		30	30,035
3.65%, 09/21/21		45	44,784
Norfolk Southern Corp., 2.90%, 06/15/26		175	165,711
Northern Natural Gas Co., 4.30%, 01/15/49(a)		170	165,681
Northern States Power Co.:
4.00%, 08/15/45		120	116,942
4.20%, 09/01/48		80	78,684
Northrop Grumman Corp.:
2.08%, 10/15/20		15	14,710
4.03%, 10/15/47		240	218,282
Northwest Pipeline LLC, 4.00%, 04/01/27		170	165,235
Nuveen LLC, 4.00%, 11/01/28(a)		85	87,586

Security	Par (000)		Value

United States (continued)
NVIDIA Corp., 3.20%, 09/16/26	USD	85	$80,618
Oncor Electric Delivery Co. LLC, 3.70%, 11/15/28(a)		40	40,423
Oracle Corp.:
3.40%, 07/08/24		105	104,791
2.65%, 07/15/26		220	203,888
Patterson-UTI Energy, Inc., 3.95%, 02/01/28		106	97,201
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.90%, 02/01/24(a)		215	213,387
PepsiCo, Inc.:
3.00%, 08/25/21		30	30,073
2.85%, 02/24/26		85	81,262
Philip Morris International, Inc., 1.88%, 11/01/19		60	59,278
Phillips 66:
3.29%, 02/26/21(b)		121	119,647
4.88%, 11/15/44		48	46,839
Public Service Electric & Gas Co., 3.65%, 09/01/28		40	40,499
QUALCOMM, Inc., 4.30%, 05/20/47		140	124,341
Raytheon Co., 7.20%, 08/15/27		20	25,170
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23		120	120,039
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20		29	29,001
Rockwell Collins, Inc., 3.20%, 03/15/24		180	173,342
Ryder System, Inc., 3.75%, 06/09/23		5	4,969
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		400	412,131
5.63%, 04/15/23		210	221,252
5.63%, 03/01/25		125	129,807
5.88%, 06/30/26		85	89,998
Sempra Energy, 2.94%, 01/15/21(b)		134	131,750
Sherwin-Williams Co., 2.25%, 05/15/20		60	59,081
Simon Property Group LP, 2.50%, 09/01/20		60	59,351
Southern Power Co., 3.34%, 12/20/20(a)(b)		60	59,260
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28		75	75,266
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC(a):
3.36%, 03/20/23		138	135,781
4.74%, 09/20/29		605	593,656
Starbucks Corp.:
2.20%, 11/22/20		40	39,341
3.80%, 08/15/25		70	69,224
Sunoco Logistics Partners Operations LP, 4.25%, 04/01/24		215	208,554
Sunoco LP/Sunoco Finance Corp., Series WI, 4.88%, 01/15/23		68	66,300
Tampa Electric Co., 4.45%, 06/15/49		60	58,492
Texas Eastern Transmission LP(a):
3.50%, 01/15/28		235	221,870
4.15%, 01/15/48		105	93,453
Thermo Fisher Scientific, Inc., 4.15%, 02/01/24		115	116,492
Time Warner Cable LLC, 4.50%, 09/15/42		45	36,176
Toyota Motor Credit Corp., 3.05%, 01/11/28		65	62,720
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		160	193,422
4.00%, 03/15/28		166	162,321
4.60%, 03/15/48		60	56,101
Tyson Foods, Inc.:
3.90%, 09/28/23		10	9,986
5.10%, 09/28/48		10	9,596
Union Pacific Corp.:
3.38%, 02/01/35		111	97,143
3.80%, 10/01/51		85	72,094

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
United Airlines Pass-Through Trust, Class B:
2016-1, 3.65%, 07/07/27	USD	5	$4,678
Series 2014-1, 4.75%, 10/11/23		3	3,407
United Technologies Corp.:
3.35%, 08/16/21		175	174,526
1.95%, 11/01/21		140	134,393
4.13%, 11/16/28		395	391,327
4.50%, 06/01/42		30	28,342
UnitedHealth Group, Inc.:
2.70%, 07/15/20		25	24,911
3.70%, 12/15/25		80	80,798
4.45%, 12/15/48		30	30,880
US Airways Pass-Through Trust:
Series 2012-1, Class A, 6.75%, 12/03/22		4	3,775
Series 2013-1, Class B, 5.38%, 05/15/23		8	8,712
Verizon Communications, Inc.:
4.33%, 09/21/28		620	622,548
4.40%, 11/01/34		45	43,371
4.13%, 08/15/46		125	110,285
Viacom, Inc., 4.38%, 03/15/43		30	23,687
Virginia Electric & Power Co., Series A, 3.80%, 04/01/28		510	512,147
Visa, Inc., 3.15%, 12/14/25		45	44,221
Volkswagen Group of America Finance LLC(a):
3.88%, 11/13/20		450	452,195
4.00%, 11/12/21		200	199,876
Walgreens Boots Alliance, Inc., 3.45%, 06/01/26		275	258,744
Walt Disney Co., 1.95%, 03/04/20		30	29,710
Warner Media LLC:
4.05%, 12/15/23		160	159,806
3.80%, 02/15/27		305	286,183
4.65%, 06/01/44		7	6,126
Wells Fargo & Co., 2.13%, 04/22/19		30	29,911
Wells Fargo Bank N.A., 3.55%, 08/14/23		530	527,759
Wyeth LLC, 5.95%, 04/01/37		25	29,982
ZF North America Capital, Inc., 4.50%, 04/29/22(a)		500	488,407

			46,615,427

Total Corporate Bonds — 30.5% (Cost — $82,835,894)			80,339,526

Floating Rate Loan Interests(c)(h) — 0.8%
Chimera Special Holding LLC, Term Loan, (1 mo. LIBOR + 2.00%), 4.35%, 10/04/19		1,994	1,994,385

Total Floating Rate Loan Interests — 0.8% (Cost — $1,994,385)			1,994,385

Foreign Agency Obligations — 29.4%

Argentina — 1.8%
Argentina Bonar Bonds:
(Argentina Deposit Rates Badlar Pvt Banks + 2.50%), 51.54%, 03/11/19(c)	ARS	1,109	29,390
(Argentina Deposit Rates Badlar Pvt Banks + 3.25%), 48.80%, 03/01/20(c)		2,218	56,867
8.00%, 10/08/20	USD	632	590,870
Argentine Republic Government International Bond:
6.25%, 04/22/19		423	426,278
3.38%, 10/12/20	CHF	60	55,365
6.88%, 04/22/21	USD	706	638,047
5.63%, 01/26/22		692	583,875
4.63%, 01/11/23		314	247,668
8.75%, 05/07/24		622	565,711

Security	Par (000)		Value

Argentina (continued)
7.63%, 04/22/46	USD	547	$395,208
6.88%, 01/11/48		876	607,725
7.13%, 12/31/99		318	227,370
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	5,667	188,047
Provincia de Rio Negro, 7.75%, 12/07/25(a)	USD	300	210,000

			4,822,421

Australia — 0.4%
Australia Government Bond:
4.50%, 04/15/20	AUD	270	196,343
2.00%, 12/21/21		210	148,613
5.75%, 07/15/22		320	255,416
2.75%, 04/21/24		130	94,869
4.75%, 04/21/27		220	183,993
2.25%, 05/21/28		90	62,991
3.75%, 04/21/37		80	65,430

			1,007,655

Austria — 0.8%
Republic of Austria Government Bond(a):
0.00%, 07/15/23(f)	EUR	1,069	1,234,727
0.75%, 02/20/28		556	651,861
1.50%, 02/20/47		222	263,920

			2,150,508

Belgium — 1.2%
Belgium Government Bond, 1.60%, 06/22/47(a)		351	387,047
Kingdom of Belgium Government Bond(a):
0.20%, 10/22/23		1,539	1,782,601
0.80%, 06/22/28		855	982,266

			3,151,914

Brazil — 0.7%
Brazil Letras do Tesouro Nacional(f):
0.00%, 01/01/19	BRL	4,000	1,031,542
0.00%, 07/01/20		2,000	466,635
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/21		1,500	404,803

			1,902,980

Canada — 0.3%
Canadian Government Bond:
5.75%, 06/01/33	CAD	170	181,242
5.00%, 06/01/37		90	94,397
4.00%, 06/01/41		280	270,510
3.50%, 12/01/45		140	129,622
2.75%, 12/01/48		210	172,898

			848,669

Colombia — 1.0%
Colombia Government International Bond, 4.38%, 07/12/21	USD	273	277,027
Colombian TES:
7.00%, 09/11/19	COP	360,000	112,532
Series B, 7.50%, 08/26/26		4,015,000	1,301,325
Series B, 7.00%, 06/30/32		2,900,000	879,220

			2,570,104

Denmark — 0.1%
Denmark Government Bond:
4.00%, 11/15/19	DKK	700	111,740
1.50%, 11/15/23		200	33,300
1.75%, 11/15/25		500	86,031
4.50%, 11/15/39		450	120,100

			351,171

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Egypt — 0.7%
Egypt Government International Bond:
5.75%, 04/29/20	USD	526	$530,603
6.13%, 01/31/22		547	536,060
5.58%, 02/21/23(a)		274	258,930
4.75%, 04/16/26(a)	EUR	232	240,562
7.90%, 02/21/48(a)	USD	220	189,200

			1,755,355

France — 1.4%
France Government Bond OAT:
0.01%, 05/25/20	EUR	400	461,955
0.25%, 11/25/20		150	174,390
2.25%, 10/25/22		500	627,513
2.25%, 05/25/24		130	166,799
0.50%, 05/25/25		260	303,217
2.50%, 05/25/30		40	54,087
1.50%, 05/25/31		190	231,939
5.75%, 10/25/32		100	185,331
4.50%, 04/25/41		50	91,664
3.25%, 05/25/45		95	149,631
4.00%, 04/25/60		60	113,445
French Republic Government Bond OAT, 0.01%, 02/25/20		1,050	1,210,946

			3,770,917

Germany — 2.5%
Bundesobligation, 0.01%, 04/14/23		3,118	3,630,968
Bundesrepublik Deutschland:
4.75%, 07/04/34		120	224,144
4.25%, 07/04/39		190	366,266
2.50%, 08/15/46		55	88,712
Bundesrepublik Deutschland Bundesanleihe, 0.25%, 08/15/28		810	928,694
Bundesschatzanweisungen, 0.01%, 12/13/19		1,050	1,210,233

			6,449,017

Greece — 0.1%
Hellenic Republic Government Bond:
3.50%, 01/30/23		9	9,925
3.75%, 01/30/28		19	20,747
3.90%, 01/30/33		19	19,960
4.00%, 01/30/37		52	52,014
4.20%, 01/30/42		48	48,506

			151,152

Hungary — 0.2%
Hungary Government Bond:
3.50%, 06/24/20	HUF	40,000	148,853
2.50%, 10/27/21		35,000	129,427
3.00%, 06/26/24		30,000	111,102
2.75%, 12/22/26		35,000	123,071

			512,453

Indonesia — 1.1%
Indonesia Government International Bond:
5.88%, 03/13/20	USD	138	141,974
4.88%, 05/05/21		273	278,781
2.88%, 07/08/21	EUR	100	120,304
3.70%, 01/08/22	USD	200	197,832
3.75%, 04/25/22		273	269,332
3.38%, 04/15/23		350	337,232
4.75%, 01/08/26		200	202,398
4.75%, 07/18/47		200	187,750
Indonesia Treasury Bond:
6.13%, 05/15/28	IDR	3,663,000	222,725
6.63%, 05/15/33		165,000	9,922

Security	Par (000)		Value

Indonesia (continued)
7.50%, 05/15/38	IDR	15,255,000	$965,902

			2,934,152

Italy — 4.1%
Italy Buoni Poliennali Del Tesoro:
0.95%, 03/01/23	EUR	5,344	5,966,704
0.50%, 04/20/23(a)		4,186	4,724,846

			10,691,550

Japan — 6.8%
Japan Government Thirty Year Bond, 0.70%, 06/20/48	JPY	259,050	2,350,441
Japan Government Two Year Bond, 0.10%, 03/15/20		137,000	1,253,530
Japanese Government CPI Linked Bond:
0.10%, 09/10/24		443,289	4,145,532
0.10%, 03/10/26		720,089	6,783,377
0.10%, 03/10/27		258,460	2,438,283
0.10%, 03/10/28		83,569	786,092

			17,757,255

Mexico — 1.7%
Mexican Bonos:
7.50%, 06/03/27	MXN	7,823	369,463
7.75%, 11/23/34		14,956	689,497
10.00%, 11/20/36		9,000	503,505
8.50%, 11/18/38		19,000	929,430
7.75%, 11/13/42		19,000	852,255
Mexico Government International Bond:
2.38%, 04/09/21	EUR	100	119,759
1.88%, 02/23/22		150	176,589
4.00%, 10/02/23	USD	150	149,362
4.15%, 03/28/27		400	385,500
6.05%, 01/11/40		100	106,125
4.60%, 01/23/46		200	176,950

			4,458,435

Netherlands — 1.3%
Netherlands Government Bond(a):
1.75%, 07/15/23	EUR	1,496	1,873,629
0.75%, 07/15/28		795	942,215
2.75%, 01/15/47		311	518,249

			3,334,093

New Zealand — 0.1%
New Zealand Government Bond:
6.00%, 05/15/21	NZD	140	103,270
2.75%, 04/15/25		100	69,893

			173,163

Nigeria — 0.2%
Nigeria Government International Bond, 9.25%, 01/21/49(a)	USD	580	563,325

Norway — 0.0%
Norway Government Bond, 2.00%, 05/24/23(a)	NOK	600	71,226

Oman — 0.3%
Oman Government International Bond, 3.63%, 06/15/21	USD	200	189,500
Oman Sovereign Sukuk SAOC, 5.93%, 10/31/25(a)		681	647,801

			837,301

Qatar — 0.1%
Qatar Government International Bond, 3.25%, 06/02/26		300	289,650

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Singapore — 0.1%
Singapore Government Bond:
2.75%, 07/01/23	SGD	160	$121,325
2.38%, 06/01/25		60	44,946
2.75%, 03/01/46		40	31,074

			197,345

South Africa — 0.5%
Republic of South Africa Government Bond, 8.75%, 02/28/48	ZAR	10,920	675,011
Republic of South Africa Government International Bond:
6.88%, 05/27/19	USD	428	433,350
5.88%, 05/30/22		134	138,757

			1,247,118

Sweden — 0.1%
Sweden Government Bond:
3.50%, 06/01/22	SEK	1,100	139,860
1.00%, 11/12/26		960	114,154
3.50%, 03/30/39		250	40,008

			294,022

Turkey — 0.0%
Turkey Government International Bond, 5.88%, 04/02/19	EUR	70	81,005

United Kingdom — 1.8%
United Kingdom Gilt:
1.75%, 09/07/22	GBP	200	263,311
0.75%, 07/22/23		1,826	2,310,119
1.75%, 09/07/37		60	76,324
4.75%, 12/07/38		30	57,524
3.25%, 01/22/44		165	268,813
3.50%, 01/22/45		700	1,193,925
1.50%, 07/22/47		60	70,744
3.75%, 07/22/52		110	210,037
4.00%, 01/22/60		20	42,426
2.50%, 07/22/65		90	143,050
3.50%, 07/22/68		60	120,952

			4,757,225

Total Foreign Agency Obligations — 29.4% (Cost — $78,257,861)			77,131,181

		Shares

Investment Companies — 3.4%
Financial Select Sector SPDR Fund		11,297	269,095
iShares JP Morgan USD Emerging Markets Bond ETF(n)		6,665	692,560
iShares MSCI Brazil ETF(n)		2,000	76,400
iShares MSCI Emerging Markets ETF(n)		24,370	951,892
SPDR S&P 500 ETF Trust		27,633	6,906,039

Total Investment Companies — 3.4% (Cost — $9,968,469)			8,895,986

		Par (000)

Municipal Bonds — 0.2%
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	USD	180	186,170
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/48		260	291,954
Series B, 5.00%, 12/01/43		80	88,842

Total Municipal Bonds — 0.2% (Cost — $538,632)			566,966

Security	Par (000)		Value

Non-Agency Mortgage-Backed Securities — 2.7%

Cayman Islands — 0.1%
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 3.63%, 06/15/27(a)(c)	USD	28	$28,253
GPMT Ltd., Series 2018-FL1, Class A, 3.38%, 11/21/35(a)(b)		293	290,407

			318,660

United States — 2.6%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		250	224,319
Atrium Hotel Portfolio Trust, Series 2017-ATRM(a)(b):
Class D, 4.41%, 12/15/36		200	197,510
Class E, 5.51%, 12/15/36		150	146,680
BAMLL Commercial Mortgage Securities Trust 2017-SCH, Series 2017-SCH, Class DL, 4.46%, 11/15/32(a)(b)		150	150,000
BBCMS Mortgage Trust, Series 2018-TALL, Class D, 3.90%, 03/15/37(a)(b)		500	485,021
BXP Trust, Series 2017-CC(a)(b):
Class D, 3.55%, 08/13/37		110	102,584
Class E, 3.55%, 08/13/37		220	197,213
Citigroup Commercial Mortgage Trust:
2015-P1, Series 2015-P1, Class A5, 3.72%, 09/15/48		375	379,921
Series 2016-C3, Class C, 4.13%, 11/15/49(b)		250	236,697
Series 2016-GC36, Class A5, 3.62%, 02/10/49		375	375,768
Series 2016-P6, Class C, 4.28%, 12/10/49(b)		265	255,242
COMM Mortgage Trust, Series 2016-DC2(b):
Class B, 4.64%, 02/10/49		100	100,780
Class C, 4.64%, 02/10/49		100	98,246
Commercial Mortgage Trust, Series 2014-CR21, Class A3, 3.53%, 12/10/47		375	376,599
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class B, 4.11%, 08/15/48(b)		250	248,948
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49		375	357,812
DBUBS Mortgage Trust, Series 2017-BRBK(a)(b):
Class E, 3.53%, 10/10/34		400	376,146
Class F, 3.53%, 10/10/34(h)		240	213,030
GS Mortgage Securities Corp. Trust, Series 2017-500K(a)(c):
Class D, (1 mo. LIBOR + 1.30%), 3.76%, 07/15/32		90	89,012
Class E, (1 mo. LIBOR + 1.50%), 3.96%, 07/15/32		120	118,134
Class F, (1 mo. LIBOR + 1.80%), 4.26%, 07/15/32		90	88,608
Class G, (1 mo. LIBOR + 2.50%), 4.96%, 07/15/32		40	39,337
GS Mortgage Securities Trust, Series 2017-GS7(a):
Class D, 3.00%, 08/10/50		225	188,378
Class E, 3.00%, 08/10/50		180	146,302
MAD Mortgage Trust, Series 2017-330M(a)(b):
Class D, 3.98%, 08/15/34		110	107,280
Class E, 4.03%, 08/15/34		130	124,984
Merrill Lynch Mortgage Trust 2005-CIP1, Series 2005-CIP1, Class D, 5.60%, 07/12/38(b)		19	18,769
Morgan Stanley Bank of America Merrill Lynch Trust:
2014-C16, Series 2014-C16, Class A5, 3.89%, 06/15/47		375	383,304
2015-C25, Series 2015-C25, Class A5, 3.64%, 10/15/48		400	402,168

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class E, 5.51%, 11/15/34(a)(b)	USD	120	$118,352
Olympic Tower Mortgage Trust, Series 2017-OT(a)(b):
Class D, 3.95%, 05/10/39		130	120,061
Class E, 3.95%, 05/10/39		160	142,781
Wells Fargo Commercial Mortgage Trust, Series 2018-BXI, Class E, 4.61%, 12/15/36(a)(b)		100	98,722

			6,708,708

Total Non-Agency Mortgage-Backed Securities — 2.7% (Cost — $7,164,700)			7,027,368

Preferred Securities — 1.6%

Capital Trusts — 1.6%

Brazil — 0.1%
Itau Unibanco Holding SA, 6.50%(a)(b)(e)		258	244,474

Canada — 0.0%
TransCanada PipeLines Ltd., 4.83%, 05/15/67(g)		100	80,513

Germany — 0.2%
Bertelsmann SE & Co. KGaA, 3.00%, 04/23/75(g)	EUR	400	447,241

Italy — 0.4%
Intesa Sanpaolo SpA, 7.75%(e)(g)		500	599,195
UniCredit SpA:
6.63%(e)(g)		200	215,216
9.25%(e)(g)		200	246,909

			1,061,320

Luxembourg — 0.1%
SES SA, 4.63%(e)(g)		100	114,922

Netherlands — 0.2%
Cooperatieve Rabobank UA, 4.63%(b)(e)		200	220,335
Telefonica Europe BV, 4.20%(e)(g)		100	117,017
Volkswagen International Finance NV, 2.70%(e)(g)	USD	100	108,016

			445,368

New Zealand — 0.1%
EFG International AG, 5.00%, 04/05/27(g)		200	190,888

Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA, 8.88%(e)(g)	EUR	200	248,192
Bankia SA, 6.38%(b)(e)		200	216,260
Repsol International Finance BV, 3.88%(e)(g)		100	117,611

			582,063

United Kingdom — 0.2%
HSBC Holdings PLC:
6.00%(e)(g)	USD	200	180,096
6.50%(b)(e)		200	181,750
Royal Bank of Scotland Group PLC, 8.00%(e)(g)		200	199,500

			561,346

United States — 0.1%
Energy Transfer Partners LP, Series A, 6.25%(b)(e)		300	251,062
NBCUniversal Enterprise, Inc., 5.25%(a)(e)		100	101,250

			352,312

Total Capital Trusts — 1.6% (Cost — $4,512,833)			4,080,447

Security	Shares		Value

Preferred Stocks — 0.0%

United States — 0.0%
Federal Home Loan Mortgage Corp.(b)(e):
Series S, 6.25%		1,900	$13,205
Series Z, 7.88%		1,900	13,300

Total Preferred Stocks — 0.0% (Cost — $31,705)			26,505

Total Preferred Securities — 1.6% (Cost — $4,544,538)			4,106,952

		Par (000)

U.S. Government Sponsored Agency Securities — 14.0%

Mortgage-Backed Securities — 14.0%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32	USD	153	145,795
2.50%, 09/01/27 - 02/01/33		832	817,419
3.00%, 10/01/29 - 01/01/49(j)		4,715	4,654,141
3.50%, 07/01/29 - 01/01/49(j)		3,678	3,699,041
4.00%, 09/01/33 - 01/01/49(j)		5,146	5,280,961
4.50%, 04/01/44 - 07/01/48		1,434	1,502,495
5.00%, 09/01/35 - 01/01/49(j)		278	294,483
5.50%, 12/01/38		159	171,092
6.00%, 07/01/39 - 01/01/49(j)		124	134,504
6.50%, 11/01/38		20	22,465
Freddie Mac Mortgage-Backed Securities:
2.50%, 02/01/24 - 01/01/34(j)		523	511,522
3.00%, 01/01/34 - 01/01/49(j)		1,912	1,877,339
3.50%, 04/01/31 - 01/01/49(j)		4,000	4,024,261
4.00%, 01/01/34 - 01/01/49(j)		1,544	1,581,462
4.50%, 09/01/40 - 01/01/49(j)		672	700,616
5.00%, 05/01/38 - 01/01/49(j)		189	198,450
5.50%, 01/01/39		46	49,799
Ginnie Mae Mortgage-Backed Securities:
3.00%, 02/15/45 - 01/01/49(j)		2,154	2,124,332
3.50%, 01/15/42 - 01/01/49(j)		4,486	4,516,830
4.00%, 10/20/40 - 01/01/49(j)		1,617	1,656,924
4.50%, 03/15/47 - 09/20/48		2,512	2,603,724
5.00%, 10/20/44 - 01/01/49(j)		279	291,014

Total U.S. Government Sponsored Agency Securities — 14.0% (Cost — $37,110,118)			36,858,669

U.S. Treasury Obligations — 19.7%
U.S. Treasury Inflation Indexed Bonds:
0.38%, 01/15/27		1,685	1,600,933
0.50%, 01/15/28		308	293,515
U.S. Treasury Inflation Protected Security, 0.13%, 04/15/20		2,048	2,002,026
U.S. Treasury Notes:
1.75%, 11/30/21		5	4,899
1.88%, 02/28/22		500	490,918
2.63%, 02/28/23(k)		3,100	3,115,742
2.75%, 05/31/23(k)		34,303	34,677,853
2.75%, 07/31/23		660	667,038
1.38%, 08/31/23		75	71,294
2.88%, 11/30/23		1,410	1,434,565
2.75%, 02/15/28		360	361,856
2.88%, 05/15/28		1,410	1,431,646
U.S. Treasury Bonds:
2.75%, 11/15/47		650	615,037

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Treasury Obligations (continued)
3.00%, 02/15/48(k)	USD	4,650	$4,625,016
3.13%, 05/15/48		152	155,192
3.00%, 08/15/48		154	153,471

Total U.S. Treasury Obligations — 19.7% (Cost — $51,223,093)			51,701,001

		Shares

Warrants — 0.0%

Venezuela — 0.0%
Venezuela Government International Bond		3,000	$3,000

Total Warrants — 0.0% (Cost — $—)			3,000

Total Long-Term Investments — 106.7% (Cost — $285,440,155)			280,119,243

		Par (000)

Short-Term Securities — 3.3%

Borrowed Bond Agreements(l) — 1.3%
BNP Paribas SA, (1.10%) Open (Purchased on 08/30/18 to be repurchased at EUR 2,942,370, collateralized by a Foreign Agency Obligation, 2.13%, due 10/17/28, par and fair values of USD 2,850,000 and $3,381,569, respectively)	EUR	2,946	3,375,757

Total Borrowed Bond Agreements — 1.3% (Cost — $3,439,989)			3,375,757

Foreign Agency Obligations — 0.9%

Egypt — 0.8%
Egypt Treasury Bills, 19.60%, 04/02/19(i)	EGP	34,525	1,840,225
Egypt Treasury Bills(i):
19.45%, 03/05/19		7,150	387,215
19.90%, 08/27/19		4,300	212,739

			2,440,179

Nigeria — 0.1%
Nigeria Treasury Bills, 15.20%, 03/21/19(i)	NGN	61,308	164,348

Total Foreign Agency Obligations — 0.9% (Cost — $2,605,707)			2,604,527

		Shares

Money Market Funds(m)(n) — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%		2,723,358	2,723,358

Total Money Market Funds — 1.0% (Cost — $2,723,358)			2,723,358

Total Short-Term Securities — 3.3% (Cost — $8,769,054)			8,703,642

Options Purchased — 0.3% (Cost — $676,502)			672,002

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written — 110.3% (Cost — $294,885,711)			289,494,887

Security	Par (000)		Value

Borrowed Bonds — (1.3%)
Portugal Obrigacoes do Tesouro OT, 2.13%, 10/17/28(a)	EUR	(2,850)	$(3,381,569)

Total Borrowed Bonds — (1.3)% (Proceeds — $3,399,412)			(3,381,569)

TBA Sale Commitments(j) — (4.6%)

Mortgage-Backed Securities — (4.6%)
Fannie Mae Mortgage-Backed Securities:
2.00%, 01/01/34		73	(69,865)
2.50%, 01/01/34		212	(207,035)
3.00%, 01/01/34 - 02/01/49		1,542	(1,521,364)
3.50%, 01/01/49 - 02/01/49		1,381	(1,380,784)
4.00%, 01/01/49		2,547	(2,596,348)
4.50%, 01/01/49		525	(543,631)
5.50%, 01/01/49		25	(26,453)
Freddie Mac Mortgage-Backed Securities:
3.50%, 01/01/34 - 01/01/49		1,982	(1,983,038)
4.50%, 01/01/49		97	(100,404)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 01/15/49		256	(251,566)
3.50%, 01/15/49		1,611	(1,618,725)
4.50%, 01/15/49		1,795	(1,857,369)

Total TBA Sale Commitments — (4.6)% (Proceeds — $12,004,899)			(12,156,582)

Options Written — (0.4)% (Premiums Received — $736,951)			(976,639)

Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 104.0% (Cost — $278,744,449)			272,980,097

Liabilities in Excess of Other Assets — (4.0)%			(10,495,192)

Net Assets — 100.0%			$262,484,905

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Perpetual security with no stated maturity date.
(f)	Zero-coupon bond.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Rates shown are discount rates or a range of discount rates as of period end.
(j)	Represents or includes a TBA transaction.
(k)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(l)	The amount to be repurchased assumes the maturity will be the day after period end.
(m)	Annualized 7-day yield as of period end.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

(n)

During the year ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 12/31/18	Value at 12/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,780,855	942,503	(b)	—	2,723,358	$2,723,358	$93,848	$—	$—
iShares JP Morgan USD Emerging Markets Bond ETF	6,665	—		—	6,665	692,560	39,080	—	(81,246)
iShares MSCI Brazil ETF	—	5,500		(3,500)	2,000	76,400	4,069	(26,205)	(10,994)
iShares MSCI Emerging Markets ETF	—	68,270		(43,900)	24,370	951,892	24,161	(245,047)	(245,797)
iShares Short Maturity Bond ETF	—	201,000		(201,000)	—	—	48,952	(22,343)	—
iShares U.S. Home Construction ETF	—	5,500		(5,500)	—	—	—	289	—

						$4,444,210	$210,110	$(293,306)	$(338,037)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20%	12/31/18	1/02/19	$4,655,712	$4,656,126	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	1/02/19	34,689,010	34,692,093	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3.20	12/31/18	1/02/19	3,138,750	3,139,029	U.S. Treasury Obligations	Overnight

				$42,483,472	$42,487,248

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
30-Year Euro Buxl Bond	2	03/07/19	$414	$6,185
Euro BOBL	47	03/07/19	7,136	10,746
Euro BTP Futures	9	03/07/19	1,318	48,664
Euro OAT	41	03/07/19	7,084	(2,968)
3-Year Australian Treasury Bond	4	03/15/19	316	1,222
10-Year Australian Treasury Bond	27	03/15/19	2,523	31,217
MSCI Emerging Markets E-Mini Index	6	03/15/19	290	(2,498)
10-Year Canada Bond Future	30	03/20/19	3,005	96,656
10-Year U.S. Treasury Note	440	03/20/19	53,687	651,339
10- Year U.S. Ultra Long Treasury Bond	248	03/20/19	32,259	426,057
U.S. Ultra Bond	52	03/20/19	8,354	205,359
Long Gilt Future	48	03/27/19	7,536	61,518
2-Year U.S. Treasury Note	1	03/29/19	212	139
90-Day Sterling	55	06/14/19	2	(1,471)
90-Day Sterling	6	06/19/19	946	711
90-Day Euro Future	65	09/16/19	15,818	70,551
90-Day Euro Future	14	12/14/20	3,414	22,258

				1,625,685

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
Euro Bund Futures	26	03/07/19	$4,872	$(23,159)
Euro-Schatz Futures	4	03/07/19	513	(141)
Short Term Euro BTP	93	03/07/19	11,798	(98,108)
10-Year Japanese Government Treasury Bonds	12	03/13/19	16,694	(72,297)
90-Day Euro Future	14	03/15/21	3,415	(22,590)
S&P 500 E-Mini Index	51	03/15/19	6,388	237,407
Long U.S. Treasury Bond	7	03/20/19	1,022	(14,729)
5-Year U.S. Treasury Note	130	03/29/19	14,909	(30,902)
90-Day Euro Future	65	09/13/21	15,852	(112,999)
90-Day Sterling	6	12/18/19	945	(755)

				(138,273)

				$1,487,412

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	679,320	USD	174,900	Citibank N.A.	01/03/19	$375
BRL	7,178,113	USD	1,848,100	Citibank N.A.	01/03/19	3,958
BRL	831,213	USD	214,175	Goldman Sachs International	01/03/19	290
TWD	21,604,100	USD	702,801	BNP Paribas S.A.	01/03/19	69
USD	175,318	BRL	679,320	Citibank N.A.	01/03/19	43
USD	1,852,512	BRL	7,178,113	Citibank N.A.	01/03/19	454
USD	172,923	BRL	670,042	Goldman Sachs International	01/03/19	42
USD	214,175	BRL	827,272	Goldman Sachs International	01/03/19	727
USD	214,518	BRL	831,213	Goldman Sachs International	01/03/19	53
USD	349,800	BRL	1,351,137	Goldman Sachs International	01/03/19	1,187
USD	920,003	BRL	3,553,604	Goldman Sachs International	01/03/19	3,121
USD	349,800	ZAR	4,975,765	BNP Paribas S.A.	01/10/19	4,224
USD	235,000	COP	754,467,500	Natwest Markets PLC	01/11/19	2,777
ARS	3,116,000	USD	80,000	BNP Paribas S.A.	01/16/19	1,250
ARS	1,594,000	USD	40,000	Citibank N.A.	01/16/19	1,564
ARS	3,089,600	USD	80,000	Citibank N.A.	01/16/19	562
ARS	4,420,600	USD	115,000	Citibank N.A.	01/16/19	268
ARS	1,596,000	USD	40,000	Deutsche Bank AG	01/16/19	1,616
ARS	6,390,400	USD	160,000	Deutsche Bank AG	01/16/19	6,631
ARS	1,597,200	USD	40,000	Natwest Markets PLC	01/16/19	1,647
MXN	4,299,033	USD	214,175	Goldman Sachs International	01/16/19	4,187
USD	27,244	CLP	18,263,152	BNP Paribas S.A.	01/16/19	922
USD	394,756	CLP	272,144,786	BNP Paribas S.A.	01/16/19	2,520
USD	400,000	RUB	26,964,000	Bank of America N.A.	01/16/19	13,374
USD	1,200,000	ZAR	17,256,276	BNP Paribas S.A.	01/16/19	2,402
IDR	20,272,980,000	USD	1,316,000	Barclays Bank PLC	01/18/19	88,783
KRW	779,310,000	USD	700,000	Bank of America N.A.	02/07/19	343
USD	700,000	KRW	773,360,000	Morgan Stanley & Co. International PLC	02/07/19	5,004
CNY	680,000	USD	98,266	BNP Paribas S.A.	02/14/19	712
CNY	910,000	USD	131,290	BNP Paribas S.A.	02/14/19	1,165
CNY	920,000	USD	132,307	Citibank N.A.	02/14/19	1,603
CNY	250,000	USD	36,237	JPMorgan Chase Bank N.A.	02/14/19	152
CNY	1,140,000	USD	165,842	JPMorgan Chase Bank N.A.	02/14/19	91
EUR	111,448	GBP	100,000	HSBC Bank USA N.A.	02/14/19	416
EUR	44,995	GBP	40,000	Westpac Banking Corp.	02/14/19	645
GBP	50,000	EUR	55,423	Citibank N.A.	02/14/19	137
GBP	60,000	EUR	66,406	Citibank N.A.	02/14/19	283
IDR	650,000,000	USD	44,182	Citibank N.A.	02/14/19	704
IDR	130,000,000	USD	8,812	Deutsche Bank AG	02/14/19	165
IDR	1,290,000,000	USD	87,636	JPMorgan Chase Bank N.A.	02/14/19	1,445

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	5,500,000	EUR	42,580	HSBC Bank USA N.A.	02/14/19	$1,375
JPY	6,000,000	EUR	46,590	JPMorgan Chase Bank N.A.	02/14/19	1,339
JPY	2,000,000	EUR	15,483	Nomura International PLC	02/14/19	500
KRW	100,000,000	USD	88,818	Citibank N.A.	02/14/19	1,080
SEK	2,184,829	EUR	212,718	Bank of America N.A.	02/14/19	2,771
SEK	200,000	EUR	19,326	Citibank N.A.	02/14/19	421
SEK	200,000	EUR	19,320	Natwest Markets PLC	02/14/19	428
SEK	200,000	EUR	19,414	Royal Bank of Canada	02/14/19	321
TWD	2,700,000	USD	87,934	JPMorgan Chase Bank N.A.	02/14/19	681
USD	9,026	IDR	130,000,000	BNP Paribas S.A.	02/14/19	49
ARS	1,596,853	USD	37,885	BNP Paribas S.A.	03/07/19	1,172
ARS	5,831,000	USD	140,000	BNP Paribas S.A.	03/11/19	1,948
ARS	42,930,000	USD	1,000,000	Citibank N.A.	03/20/19	34,125
CHF	983,987	USD	1,000,000	Bank of America N.A.	03/20/19	8,291
CZK	11,949,200	USD	530,000	Citibank N.A.	03/20/19	3,167
EUR	460,000	USD	526,595	Natwest Markets PLC	03/20/19	3,852
EUR	21,835,060	USD	25,014,878	Westpac Banking Corp.	03/20/19	164,126
GBP	1,348,000	USD	1,712,085	Natwest Markets PLC	03/20/19	12,474
IDR	5,763,484,500	USD	395,000	Citibank N.A.	03/20/19	1,141
JPY	942,173,267	EUR	7,366,501	Natwest Markets PLC	03/20/19	151,516
JPY	289,784,628	USD	2,650,000	Citibank N.A.	03/20/19	9,304
JPY	290,805,700	USD	2,650,000	Citibank N.A.	03/20/19	18,675
JPY	292,068,425	USD	2,650,000	Citibank N.A.	03/20/19	30,262
JPY	66,537,663	USD	590,000	Natwest Markets PLC	03/20/19	20,605
MXN	12,176,768	USD	597,000	Goldman Sachs International	03/20/19	15,284
PLN	4,704,138	USD	1,250,000	Citibank N.A.	03/20/19	9,254
SEK	2,340,772	USD	260,000	Commonwealth Bank of Australia	03/20/19	5,736
USD	498,770	AUD	694,000	Australia and New Zealand Bank Group	03/20/19	9,309
USD	3,233,453	AUD	4,500,000	HSBC Bank USA N.A.	03/20/19	59,715
USD	650,000	BRL	2,517,385	Deutsche Bank AG	03/20/19	4,111
USD	5,309,334	EUR	4,600,000	Bank of America N.A.	03/20/19	4,864
USD	775,000	RUB	52,653,500	Bank of America N.A.	03/20/19	26,336
USD	1,378,000	ZAR	19,922,252	Bank of America N.A.	03/20/19	5,961
USD	1,400,017	EUR	1,075,000	Deutsche Bank AG	12/13/19	131,380
USD	1,409,390	EUR	1,075,000	Deutsche Bank AG	02/25/20	133,173
USD	1,404,847	JPY	140,000,000	Barclays Bank PLC	03/16/20	80,175

						1,110,832

BRL	670,042	USD	174,900	Goldman Sachs International	01/03/19	(2,019)
BRL	827,272	USD	213,501	Goldman Sachs International	01/03/19	(52)
BRL	1,351,137	USD	348,699	Goldman Sachs International	01/03/19	(86)
BRL	3,553,604	USD	917,106	Goldman Sachs International	01/03/19	(225)
BRL	3,635,356	USD	938,205	Goldman Sachs International	01/03/19	(230)
USD	928,097	BRL	3,635,356	Goldman Sachs International	01/03/19	(9,878)
USD	700,000	TWD	21,604,100	BNP Paribas S.A.	01/03/19	(2,870)
ZAR	4,928,367	USD	349,800	BNP Paribas S.A.	01/10/19	(7,516)
COP	742,835,000	USD	235,000	BNP Paribas S.A.	01/11/19	(6,357)
CLP	234,624,250	USD	350,000	BNP Paribas S.A.	01/16/19	(11,841)
CLP	234,624,250	USD	350,000	BNP Paribas S.A.	01/16/19	(11,841)
CLP	282,368,640	USD	422,000	Deutsche Bank AG	01/16/19	(15,028)
COP	750,263,350	USD	235,000	Goldman Sachs International	01/16/19	(4,128)
RUB	26,584,000	USD	400,000	Bank of America N.A.	01/16/19	(18,823)
USD	20,000	ARS	800,600	Goldman Sachs International	01/16/19	(876)
USD	275,000	ARS	10,621,875	HSBC Bank USA N.A.	01/16/19	(1,967)
USD	260,000	BRL	1,009,580	Deutsche Bank AG	01/16/19	(243)
USD	107,906	CHF	106,567	State Street Bank and Trust Co.	01/16/19	(637)
USD	258,667	EUR	226,296	Nomura International PLC	01/16/19	(891)
USD	990,921	IDR	14,341,896,720	BNP Paribas S.A.	01/16/19	(3,125)
USD	709,000	KRW	798,411,990	Citibank N.A.	01/16/19	(8,180)
USD	790,000	MXN	15,906,018	Citibank N.A.	01/16/19	(17,920)
USD	428,350	MXN	8,713,179	JPMorgan Chase Bank N.A.	01/16/19	(14,222)
USD	428,350	MXN	8,713,179	JPMorgan Chase Bank N.A.	01/16/19	(14,222)

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	5,696,952	USD	400,000	Northern Trust Co.	01/16/19	$(4,628)
ZAR	11,291,200	USD	800,000	UBS AG	01/16/19	(16,383)
USD	1,316,000	IDR	19,407,052,000	JPMorgan Chase Bank N.A.	01/18/19	(28,780)
USD	871,962	COP	2,879,220,000	Goldman Sachs International	01/23/19	(13,729)
USD	998,185	COP	3,300,000,000	JPMorgan Chase Bank N.A.	01/23/19	(16,944)
USD	1,644,212	MXN	32,950,000	Citibank N.A.	01/23/19	(27,537)
USD	1,889,946	MXN	38,220,000	Citibank N.A.	01/23/19	(49,181)
USD	150,028	ZAR	2,180,000	Bank of America N.A.	01/23/19	(1,136)
USD	302,676	ZAR	4,400,000	Bank of America N.A.	01/23/19	(2,425)
BRL	828,879	USD	214,175	Goldman Sachs International	02/04/19	(698)
BRL	1,353,761	USD	349,800	Goldman Sachs International	02/04/19	(1,140)
BRL	3,560,504	USD	920,003	Goldman Sachs International	02/04/19	(2,997)
USD	140,000	ARS	5,642,000	BNP Paribas S.A.	02/11/19	(2,098)
USD	135,000	ARS	5,440,500	JPMorgan Chase Bank N.A.	02/11/19	(2,023)
CNY	1,240,000	USD	180,903	JPMorgan Chase Bank N.A.	02/14/19	(414)
EUR	33,196	GBP	30,000	Goldman Sachs International	02/14/19	(150)
EUR	33,194	GBP	30,000	UBS AG	02/14/19	(151)
EUR	33,194	GBP	30,000	UBS AG	02/14/19	(151)
EUR	27,236	JPY	3,500,000	Bank of America N.A.	02/14/19	(714)
EUR	25,554	JPY	3,300,000	Goldman Sachs International	02/14/19	(817)
EUR	38,957	JPY	5,000,000	HSBC Bank USA N.A.	02/14/19	(964)
EUR	51,961	JPY	6,700,000	HSBC Bank USA N.A.	02/14/19	(1,570)
EUR	9,864	SEK	101,140	BNP Paribas S.A.	02/14/19	(109)
EUR	39,100	SEK	400,000	Barclays Bank PLC	02/14/19	(329)
EUR	29,146	SEK	300,000	Natwest Markets PLC	02/14/19	(452)
EUR	19,481	SEK	200,000	Royal Bank of Canada	02/14/19	(243)
EUR	3,853	SEK	39,549	Societe Generale	02/14/19	(48)
EUR	1,926	SEK	19,771	Standard Chartered Bank	02/14/19	(23)
EUR	1,926	SEK	19,770	Toronto-Dominion Bank	02/14/19	(23)
EUR	1,926	SEK	19,771	UBS AG	02/14/19	(23)
GBP	80,000	EUR	90,339	Barclays Bank PLC	02/14/19	(1,690)
GBP	340,000	EUR	388,449	Goldman Sachs International	02/14/19	(12,368)
GBP	30,000	EUR	33,545	HSBC Bank USA N.A.	02/14/19	(253)
GBP	30,000	EUR	33,467	Royal Bank of Canada	02/14/19	(162)
KRW	50,000,000	USD	45,130	Citibank N.A.	02/14/19	(182)
TWD	1,400,000	USD	46,015	JPMorgan Chase Bank N.A.	02/14/19	(66)
AUD	1,800,000	USD	1,280,947	Westpac Banking Corp.	03/20/19	(11,451)
CAD	1,748,543	USD	1,300,000	Goldman Sachs International	03/20/19	(16,903)
EUR	2,300,000	USD	2,659,419	BNP Paribas S.A.	03/20/19	(7,184)
USD	275,000	ARS	11,673,750	Citibank N.A.	03/20/19	(6,205)
USD	1,000,000	BRL	3,919,230	JPMorgan Chase Bank N.A.	03/20/19	(5,563)
USD	2,600,458	EUR	2,269,870	Bank of America N.A.	03/20/19	(17,032)
USD	5,288,638	EUR	4,600,000	Bank of America N.A.	03/20/19	(15,831)
USD	390,000	IDR	5,725,863,000	Citibank N.A.	03/20/19	(3,555)
USD	2,168,886	JPY	242,166,315	Goldman Sachs International	03/20/19	(53,433)
USD	900,000	KRW	1,012,203,000	Natwest Markets PLC	03/20/19	(11,336)
USD	250,000	MXN	5,038,115	Goldman Sachs International	03/20/19	(3,331)
USD	778,000	TRY	4,379,437	BNP Paribas S.A.	03/20/19	(16,353)
USD	3,900,000	TWD	119,125,500	Goldman Sachs International	03/20/19	(22,184)
USD	290,987	ZAR	4,240,000	Goldman Sachs International	03/20/19	(1,020)
ZAR	4,240,000	USD	293,136	UBS AG	03/20/19	(1,129)
TRY	1,447,583	USD	270,317	JPMorgan Chase Bank N.A.	06/19/19	(19,464)

						(555,752)

	Net Unrealized Appreciation					$555,080

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call
2Y-10Y CMS Index Cap	0.21%	Goldman Sachs International	5/29/20	USD 26,204	$60,289	$40,616	$19,673

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
CBOE Volatility Index	72	01/16/19	USD	27.00	USD	1,830	$8,100
SPX Volatility Index	156	01/16/19	USD	24.00	USD	3,966	30,810
SPDR S&P 500 ETF Trust	155	01/18/19	USD	285.00	USD	38,738	388
SPDR S&P 500 ETF Trust	22	01/18/19	USD	271.00	USD	5,498	319
iShares China Large-Cap ETF	146	01/18/19	USD	43.00	USD	5,706	438
iShares MSCI Emerging Markets ETF	180	01/18/19	USD	42.00	USD	703	1,350
90-Day Euro Future	58	12/13/19	USD	97.75	USD	5,657	34,438
90-Day Euro Future	58	12/16/19	USD	97.25	USD	5,646	38,062
SPDR S&P 500 ETF Trust	70	12/20/19	USD	300.00	USD	1,749	18,480

							132,385

Put
SPDR S&P 500 ETF Trust	88	01/18/19	USD	255.00	USD	21,993	67,144

							$199,529

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)	Value
Put
USD Currency	Up-and-in	Deutsche Bank AG	1,720,000	01/07/19	USD	3.60	BRL	4.00	1,720	$2
USD Currency	Up-and-in	Deutsche Bank AG	1,247,000	02/07/19	USD	3.50	BRL	4.00	1,247	9

										$11

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 01/04/29	3-Month LIBOR, 2.81%	Quarterly	3.13%	Semi-annual	Citibank N.A.	01/02/19	$3.13	USD	8,275	$304,817

Put
5-Year Interest Rate Swap, 02/23/24	3.14	Semi-annual	3-Month LIBOR, 2.81	Quarterly	JPMorgan Chase Bank N.A.	02/21/19	3.14	USD	20,333	1,975
5-Year Interest Rate Swap, 03/16/24	3.20	Semi-annual	3-Month LIBOR, 2.81	Quarterly	JPMorgan Chase Bank N.A.	03/14/19	3.20	USD	8,353	1,368

										3,343

										$308,160

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International PLC	01/10/19	BRL	3.92	USD	700	$3,629
USD Currency	Deutsche Bank AG	04/03/19	JPY	112.00	USD	1,759	10,088

							13,717

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

OTC Options Purchased (continued)

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
USD Currency	Goldman Sachs International	01/08/19	BRL	3.60	USD	840	$1
USD Currency	Morgan Stanley & Co. International PLC	01/10/19	BRL	3.74	USD	700	372
USD Currency	HSBC Bank USA N.A.	01/31/19	KRW	1,110.00	USD	709	6,051
USD Currency	Goldman Sachs International	02/07/19	BRL	3.90	USD	700	14,112
USD Currency	HSBC Bank USA N.A.	02/07/19	KRW	1,115.00	USD	700	8,455
USD Currency	JPMorgan Chase Bank N.A.	02/21/19	ZAR	13.50	USD	497	2,222
USD Currency	Deutsche Bank AG	04/03/19	JPY	112.00	USD	1,759	59,083

							90,296

							$104,013

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	283	01/11/19	USD	97.13	USD	27,577	$(226,400)
CBOE Volatility Index	156	01/16/19	USD	29.00	USD	3,966	(11,700)
iShares China Large-Cap ETF	146	01/18/19	USD	47.00	USD	5,706	(146)
iShares MSCI Emerging Markets ETF	180	01/18/19	USD	45.00	USD	703	(180)
90-Day Euro Future	58	12/13/19	USD	97.63	USD	14,142	(40,963)
90-Day Euro Future	58	12/16/19	USD	97.38	USD	5,646	(29,362)

							(308,751)

Put
SPDR S&P 500 ETF Trust	88	01/18/19	USD	240.00	USD	21,993	(19,316)

							$(328,067)

Interest Rate Caps Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation
Call
2Y-10Y CMS Index Cap	0.71%	Goldman Sachs International	5/29/20	USD 26,204	$(15,258)	$(11,792)	$(3,466)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 02/22/21	2.95%	Semi-annual	3-Month LIBOR, 2.81%	Quarterly	Goldman Sachs International	02/20/19	2.95	USD	43,660	$(275,975)
5-Year Interest Rate Swap, 02/23/24	2.74	Semi-annual	3-Month LIBOR, 2.81%	Quarterly	JPMorgan Chase Bank N.A.	02/21/19	2.74	USD	10,167	(99,193)
2-Year Interest Rate Swap, 06/27/21	2.70	Semi-annual	3-Month LIBOR, 2.81%	Quarterly	Goldman Sachs International	06/25/19	2.70	USD	17,390	(85,611)

										(460,779)

Put
2-Year Interest Rate Swap, 06/27/21	3-Month LIBOR, 2.81%	Quarterly	3.30	Semi-annual	Goldman Sachs International	06/25/19	3.30	USD	26,085	(5,223)
5-Year Interest Rate Swap, 06/28/24	3-Month LIBOR, 2.81	Semi-annual	0.78	Annual	Barclays Bank PLC	06/26/19	0.78	EUR	12,870	(6,885)
2-Year Interest Rate Swap, 10/07/22	3-Month LIBOR, 2.81	Quarterly	3.55	Semi-annual	Bank of America N.A.	10/05/20	3.55	USD	20,809	(33,370)
2-Year Interest Rate Swap, 10/15/22	3-Month LIBOR, 2.81	Quarterly	3.75	Semi-annual	Bank of America N.A.	10/13/20	3.75	USD	36,833	(43,486)

										(88,964)

										$(549,743)

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International PLC	01/10/19	BRL	3.90	USD	700	$(4,824)
USD Currency	Citibank N.A.	01/11/19	MXN	20.90	USD	700	(99)
USD Currency	JPMorgan Chase Bank N.A.	02/07/19	KRW	1,140.00	USD	350	(1,136)
USD Currency	Morgan Stanley & Co. International PLC	04/03/19	JPY	112.00	USD	1,759	(10,044)

							(16,103)

Put
USD Currency	Morgan Stanley & Co. International PLC	01/10/19	BRL	3.60	USD	700	(4)
USD Currency	Goldman Sachs International	02/07/19	BRL	3.75	USD	1,050	(5,541)
USD Currency	HSBC Bank USA N.A.	02/07/19	KRW	1,085.00	USD	700	(1,819)
USD Currency	JPMorgan Chase Bank N.A.	02/07/19	KRW	1,085.00	USD	350	(908)
USD Currency	Morgan Stanley & Co. International PLC	04/03/19	JPY	112.00	USD	1,759	(59,196)

							(67,468)

							$(83,571)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones Markit CDX North America High Yield Index, Series 29, Version 1	5.00%	Quarterly	12/20/22	USD	4,090	$(142,328)	$(268,589)	$126,261
Markit iTraxx XO, Series 28, Version 1	5.00	Quarterly	12/20/22	EUR	513	(37,410)	(57,085)	19,675
Markit CDX North America High Yield Index, Series 30, Version 1	1.00	Quarterly	06/20/23	USD	830	6,961	11,027	(4,066)
Markit iTraxx Europe, Series 29, Version 1	1.00	Quarterly	06/20/23	EUR	440	(5,088)	(9,195)	4,107
Markit CDX North America High Yield Index, Series 31, Version 1	1.00	Quarterly	12/20/23	USD	2,620	(15,490)	(31,872)	16,382
Markit iTraxx Europe, Series 30, Version 1	1.00	Quarterly	12/20/23	EUR	1,478	(10,363)	(15,940)	5,577
Markit iTraxx Finsr, Series 30, Version 1	1.00	Quarterly	12/20/23	EUR	2,430	(11,644)	(187)	(11,457)
Markit iTraxx XO, Series 30, Version 1	5.00	Quarterly	12/20/23	EUR	2,108	(157,729)	(161,872)	4,143

						$(373,091)	$(533,713)	$160,622

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit iTraxx Finsr, Series 28, Version 1	1.00%	Quarterly	12/20/22	CCC-	EUR	1,318	$8,086	$16,460	$(8,374)
Markit iTraxx Finsr, Series 29, Version 1	1.00	Quarterly	06/20/23	CCC+	EUR	1,020	1,448	18,772	(17,324)

							$9,534	$35,232	$(25,698)

(a)	Using Standard & Poor’s (“S&P”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
7.36%	Monthly	1-Month MXIBOR, 8.59%	Monthly	N/A		01/28/19	MXN	94,316	$4,908	$4	$4,904
3-Month LIBOR, 2.81	At Termination	2.41	At Termination	01/30/19	(a)	03/20/19	USD	19,635	284	298	(14)
3-Month LIBOR, 2.81	Quarterly	1.75	Semi-annual	N/A		03/31/19	USD	9,000	16,297	20	16,277
3-Month LIBOR, 2.81	Quarterly	1.74	Semi-annual	N/A		03/31/19	USD	13,000	23,344	29	23,315

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.81%	Quarterly	1.65%	Semi-annual	N/A		03/31/19	USD	18,000	$23,682	$—	$23,682
2.46	At Termination	3-Month LIBOR, 2.81	At Termination	03/20/19	(a)	05/01/19	USD	22,915	(1,427)	348	(1,775)
6-Month EURIBOR, (0.24)	Semi-annual	(0.18)	Annual	N/A		08/24/19	EUR	4,640	4,196	30	4,166
1-Month MXIBOR, 8.59	Monthly	7.13	Monthly	N/A		10/10/19	MXN	105,000	(67,175)	37	(67,212)
3-Month LIBOR, 2.81	Quarterly	2.20	Semi-annual	N/A		12/31/19	USD	32,000	(174,360)	309	(174,669)
1-Month MXIBOR, 8.59	Monthly	6.93	Monthly	N/A		10/01/20	MXN	37,000	(52,772)	20	(52,792)
1-Month MXIBOR, 8.59	Monthly	8.21	Monthly	N/A		10/07/20	MXN	20,493	(7,272)	16	(7,288)
6-Month GBP LIBOR, 0.96	Semi-annual	1.18	Semi-annual	N/A		11/02/20	GBP	340	487	5	482
6-Month GBP LIBOR, 0.96	Semi-annual	1.23	Semi-annual	N/A		11/08/20	GBP	340	856	34	822
3.05	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		12/10/20	USD	78,466	(575,648)	1,276	(576,924)
3-Month LIBOR, 2.81	Quarterly	2.80	Semi-annual	04/03/19	(a)	12/15/20	USD	58,500	161,183	981	160,202
3-Month LIBOR, 2.81	Quarterly	2.71	Semi-annual	N/A		03/15/21	USD	1,716	13,897	21	13,876
1.95	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		05/31/21	USD	7,250	117,156	73	117,083
3-Month LIBOR, 2.81	Quarterly	1.26	Semi-annual	N/A		07/07/21	USD	5,955	(193,470)	22,011	(215,481)
2.15	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		08/31/21	USD	1,650	10,835	18	10,817
3-Month LIBOR, 2.81	Quarterly	1.96	Semi-annual	N/A		08/31/21	USD	5,300	(64,880)	—	(64,880)
1.16	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		10/03/21	USD	500	20,644	5	20,639
3-Month LIBOR, 2.81	Quarterly	1.82	Semi-annual	N/A		11/30/21	USD	5,000	(110,857)	65	(110,922)
1.98	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		02/28/22	USD	13,950	196,342	196	196,146
3-Month LIBOR, 2.81	Quarterly	2.07	Semi-annual	N/A		02/28/22	USD	11,100	(122,325)	154	(122,479)
2.48	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		05/31/22	USD	18,700	59,819	282	59,537
3-Month LIBOR, 2.81	Quarterly	2.16	Semi-annual	N/A		09/29/22	USD	1,860	(17,284)	—	(17,284)
1-Month MXIBOR, 8.59	Monthly	6.89	Monthly	N/A		09/29/22	MXN	20,000	(56,387)	15	(56,402)
6-Month JPY LIBOR, 0.01	Semi-annual	0.11	Semi-annual	N/A		10/06/22	JPY	38,000	1,338	5	1,333
7.11	Monthly	1-Month MXIBOR, 8.59	Monthly	N/A		10/14/22	MXN	14,909	37,274	10	37,264
7.11	Monthly	1-Month MXIBOR, 8.59	Monthly	N/A		10/14/22	MXN	19,651	49,294	14	49,280
3-Month LIBOR, 2.81	Quarterly	2.12	Semi-annual	N/A		10/30/22	USD	3,500	(60,207)	(3,730)	(56,477)
2.02	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		10/30/22	USD	2,000	42,045	5,546	36,499
1.45	Semi-annual	6-Month GBP LIBOR, 0.96	Semi-annual	12/13/21	(a)	12/13/22	GBP	1,430	(720)	(2)	(718)
3-Month LIBOR, 2.81	Quarterly	2.26	Semi-annual	N/A		12/14/22	USD	1,735	(21,331)	25	(21,356)
6-Month EURIBOR, (0.24)	Semi-annual	0.58	Annual	12/15/21	(a)	12/15/22	EUR	1,540	2,508	33	2,475
1.45	Semi-annual	6-Month GBP LIBOR, 0.96	Semi-annual	12/17/21	(a)	12/17/22	GBP	1,420	(804)	34	(838)
6-Month EURIBOR, (0.24)	Semi-annual	0.54	Annual	12/21/21	(a)	12/21/22	EUR	1,520	1,772	33	1,739
6-Month JPY LIBOR, 0.01	Semi-annual	0.14	Semi-annual	N/A		01/22/23	JPY	64,000	3,262	9	3,253
2.22	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		01/22/23	USD	1,830	15,997	27	15,970
2.66	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		02/15/23	USD	5,255	(52,596)	80	(52,676)
2.65	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		03/05/23	USD	4,634	(44,070)	71	(44,141)
6-Month JPY LIBOR, 0.01	Semi-annual	0.12	Semi-annual	N/A		04/24/23	JPY	3,065,000	133,882	474	133,408
2.94	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		05/04/23	USD	3,590	(56,731)	56	(56,787)
6-Month JPY LIBOR, 0.01	Semi-annual	0.15	Semi-annual	N/A		08/09/23	JPY	24,000	1,435	4	1,431
2.92	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		09/04/23	USD	3,139	(69,889)	54	(69,943)
6-Month JPY LIBOR, 0.01	Semi-annual	0.14	Semi-annual	N/A		09/20/23	JPY	53,000	2,960	8	2,952
2.48	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		10/19/23	USD	4,720	21,016	83	20,933
3.00	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		10/25/23	USD	3,313	(66,193)	58	(66,251)
3.13	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		10/25/23	USD	11,532	(298,409)	202	(298,611)
1.43	Semi-annual	6-Month GBP LIBOR, 0.96	Semi-annual	N/A		11/02/23	GBP	140	(1,315)	6	(1,321)
1.50	Semi-annual	6-Month GBP LIBOR, 0.96	Semi-annual	N/A		11/08/23	GBP	140	(1,873)	(65)	(1,808)
3.13	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		11/16/23	USD	9,596	(248,285)	170	(248,455)
3.11	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		11/21/23	USD	5,640	(140,890)	100	(140,990)
3-Month LIBOR, 2.81	Quarterly	3.09	Semi-annual	N/A		11/27/23	USD	3,756	89,570	67	89,503
3-Month LIBOR, 2.81	Quarterly	3.08	Semi-annual	N/A		12/04/23	USD	14,586	339,599	261	339,338
6-Month JPY LIBOR, 0.01	Semi-annual	0.05	Semi-annual	N/A		12/10/23	JPY	300,000	3,784	50	3,734
3-Month LIBOR, 2.81	Quarterly	3.06	Semi-annual	N/A		12/20/23	USD	18,445	410,838	333	410,505
3-Month LIBOR, 2.81	Quarterly	3.05	Semi-annual	N/A		12/28/23	USD	14,605	318,164	265	317,899
6-Month JPY LIBOR, 0.01	Semi-annual	0.17	Semi-annual	03/20/19	(a)	03/20/24	JPY	319,000	20,447	59	20,388
0.54	Annual	6-Month EURIBOR, (0.24)	Semi-annual	06/28/19	(a)	06/28/24	EUR	3,544	(45,965)	84	(46,049)
1.71	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		05/05/26	USD	92	5,893	1	5,892
1.70	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		05/05/26	USD	6,150	396,047	36	396,011
1.73	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		05/25/26	USD	290	18,234	—	18,234
1.74	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		05/25/26	USD	210	13,039	—	13,039
1.72	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		05/25/26	USD	220	13,942	3	13,939

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.73%	Semi-annual	3-Month LIBOR, 2.81%	Quarterly	N/A		05/26/26	USD	740	$46,197	$11	$46,186
1.76	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		11/10/26	USD	1,363	88,841	21	88,820
1.74	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		11/16/26	USD	6,380	425,584	19,213	406,371
2.37	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		12/15/26	USD	920	19,542	—	19,542
1.80	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		01/30/27	USD	2,520	151,107	24,870	126,237
1.80	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		01/31/27	USD	2,600	155,646	23,083	132,563
2.31	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		07/28/27	USD	2,570	59,272	47	59,225
0.29	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	N/A		10/06/27	JPY	17,000	(2,306)	3	(2,309)
2.39	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		10/31/27	USD	1,300	30,724	4,151	26,573
3.06	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		11/15/27	USD	5,500	(165,617)	104	(165,721)
2.28	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		12/08/27	USD	2,354	78,573	44	78,529
0.36	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	N/A		01/22/28	JPY	31,000	(6,069)	6	(6,075)
6-Month JPY LIBOR, 0.01	Semi-annual	0.31	Semi-annual	N/A		04/24/28	JPY	845,388	122,612	164	122,448
3.09	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		04/27/28	USD	540	(17,800)	10	(17,810)
3.05	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		04/30/28	USD	2,235	(66,583)	42	(66,625)
6-Month JPY LIBOR, 0.01	Semi-annual	0.35	Semi-annual	N/A		05/01/28	JPY	575,000	100,446	109	100,337
3.07	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		06/14/28	USD	2,140	(63,986)	40	(64,026)
3.05	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		06/18/28	USD	1,410	(40,783)	(10,515)	(30,268)
0.28	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	N/A		07/09/28	JPY	16,000	(1,941)	3	(1,944)
2.94	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		07/17/28	USD	4,726	(131,133)	94	(131,227)
0.34	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	N/A		08/02/28	JPY	27,000	(4,689)	5	(4,694)
0.39	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	N/A		08/06/28	JPY	40,000	(8,603)	8	(8,611)
0.38	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	N/A		08/09/28	JPY	12,000	(2,551)	2	(2,553)
3-Month LIBOR, 2.81	Quarterly	3.08	Semi-annual	N/A		09/04/28	USD	1,600	62,350	32	62,318
3-Month LIBOR, 2.81	Quarterly	3.06	Semi-annual	N/A		09/05/28	USD	1,560	57,967	31	57,936
3-Month LIBOR, 2.81	Quarterly	3.10	Semi-annual	N/A		09/06/28	USD	1,641	66,845	33	66,812
3-Month LIBOR, 2.81	Quarterly	3.10	Semi-annual	N/A		09/06/28	USD	1,638	65,991	33	65,958
0.35	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	N/A		09/20/28	JPY	26,000	(4,655)	5	(4,660)
3-Month LIBOR, 2.81	Quarterly	3.17	Semi-annual	N/A		11/20/28	USD	1,155	45,248	24	45,224
6-Month JPY LIBOR, 0.01	Semi-annual	0.22	Semi-annual	N/A		12/10/28	JPY	150,000	6,845	29	6,816
0.20	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	N/A		12/18/28	JPY	39,000	(1,126)	8	(1,134)
3.08	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		12/19/28	USD	6,410	(196,005)	132	(196,137)
3.28	Semi-annual	3-Month LIBOR, 2.81	Quarterly	01/04/19	(a)	01/04/29	USD	2,420	(117,856)	50	(117,906)
3-Month STIBOR	Quarterly	1.29	Annual	02/15/19	(a)	02/15/29	SEK	840	1,307	31	1,276
3.04	Semi-annual	3-Month LIBOR, 2.81	Quarterly	02/16/19	(a)	02/16/29	USD	1,435	(38,639)	30	(38,669)
0.39	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	03/20/19	(a)	03/20/29	JPY	160,000	(29,459)	33	(29,492)
8.85	Quarterly	3-Month JIBAR, 7.15	Quarterly	03/20/19	(a)	03/20/29	ZAR	2,170	(6,172)	3	(6,175)
8.79	Quarterly	3-Month JIBAR, 7.15	Quarterly	03/20/19	(a)	03/20/29	ZAR	1,910	(4,916)	3	(4,919)
3-Month STIBOR	Quarterly	1.21	Annual	03/20/19	(a)	03/20/29	SEK	850	395	72	323
3-Month STIBOR	Quarterly	1.20	Annual	03/20/19	(a)	03/20/29	SEK	810	229	136	93
8.50	Quarterly	3-Month JIBAR, 7.15	Quarterly	03/20/19	(a)	03/20/29	ZAR	680	(833)	1	(834)
3-Month STIBOR	Quarterly	1.28	Annual	03/20/19	(a)	03/20/29	SEK	840	983	2	981
0.22	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	06/19/19	(a)	06/19/29	JPY	20,000	(385)	4	(389)
3.01	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		11/15/43	USD	30	(920)	1	(921)
3.30	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		02/15/44	USD	30	(2,556)	1	(2,557)
3.21	Semi-annual	3-Month LIBOR, 2.81	Quarterly	03/29/19	(a)	05/15/44	USD	90	(6,009)	3	(6,012)
6-Month EURIBOR, (0.24)	Semi-annual	1.52	Annual	N/A		07/04/44	EUR	90	3,812	149	3,663
6-Month EURIBOR, (0.24)	Semi-annual	1.42	Annual	03/11/19	(a)	07/04/44	EUR	30	189	(11)	200
2.62	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		05/11/47	USD	1,724	85,608	—	85,608
0.92	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	N/A		07/12/47	JPY	8,000	(4,519)	—	(4,519)
0.95	Semi-annual	6-Month JPY LIBOR, 0.01	Semi-annual	N/A		02/22/48	JPY	3,500	(2,187)	1	(2,188)
6-Month JPY LIBOR, 0.01	Semi-annual	0.85	Semi-annual	N/A		04/24/48	JPY	140,000	50,976	42	50,934
3-Month LIBOR, 2.81	Quarterly	3.12	Semi-annual	N/A		04/27/48	USD	870	46,683	22	46,661
3-Month LIBOR, 2.81	Quarterly	3.18	Semi-annual	N/A		05/18/48	USD	770	49,860	19	49,841
3-Month LIBOR, 2.81	Quarterly	3.01	Semi-annual	N/A		07/13/48	USD	3,035	118,251	82	118,169
2.96	Semi-annual	3-Month LIBOR, 2.81	Quarterly	N/A		07/13/48	USD	1,454	(41,242)	40	(41,282)
3-Month LIBOR, 2.81	Quarterly	3.27	Semi-annual	N/A		11/20/48	USD	575	49,218	16	49,202
6-Month JPY LIBOR, 0.01	Semi-annual	0.83	Semi-annual	N/A		12/10/48	JPY	55,000	14,724	16	14,708
6-Month JPY LIBOR, 0.01	Semi-annual	0.80	Semi-annual	N/A		12/19/48	JPY	180,000	35,857	53	35,804

									$1,115,477	$93,352	$1,022,125

(a)	Forward swaps.

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Carlsberg Breweries A/S	1.00%	Quarterly	BNP Paribas S.A.	12/20/23	EUR	100	$(3,532)	$(3,735)	$203
Carlsberg Breweries A/S	1.00	Quarterly	Citibank N.A.	12/20/23	EUR	60	(2,120)	(2,209)	89
Carlsberg Breweries A/S	1.00	Quarterly	BNP Paribas S.A.	12/20/23	EUR	35	(1,237)	(1,278)	41
Centrica PLC	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	EUR	50	293	(486)	779
EADS Finance BV	1.00	Quarterly	Citibank N.A.	12/20/23	EUR	80	(2,286)	(2,597)	311
EADS Finance BV	1.00	Quarterly	Merrill Lynch International	12/20/23	EUR	60	(1,715)	(1,914)	199
EADS Finance BV	1.00	Quarterly	Citibank N.A.	12/20/23	EUR	20	(571)	(630)	59
EADS Finance BV	1.00	Quarterly	Goldman Sachs International	12/20/23	EUR	70	(2,001)	(2,189)	188
EADS Finance BV	1.00	Quarterly	Merrill Lynch International	12/20/23	EUR	35	(1,001)	(957)	(44)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	324	15,466	13,953	1,513
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	323	15,440	13,910	1,530
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	324	15,487	14,022	1,465
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	323	15,439	14,459	980
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	324	15,488	14,112	1,376
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	324	15,488	14,112	1,376
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	323	15,439	14,068	1,371
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	324	15,487	14,112	1,375
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	324	15,487	14,112	1,375
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	647	30,927	28,456	2,471
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	647	30,927	28,456	2,471
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	324	15,488	14,388	1,100
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	323	15,439	14,343	1,096
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	324	15,491	14,868	623
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	382	18,277	17,461	816
Heidelbergcement AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	EUR	240	9,526	9,091	435
Heidelbergcement AG	5.00	Quarterly	Citibank N.A.	12/20/23	EUR	47	(9,200)	(9,659)	459
Heidelbergcement AG	5.00	Quarterly	Citibank N.A.	12/20/23	EUR	240	(46,979)	(48,147)	1,168
Heidelbergcement AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/23	EUR	115	(22,510)	(22,853)	343
Heineken NV	1.00	Quarterly	BNP Paribas S.A.	12/20/23	EUR	40	(1,461)	(1,471)	10
Heineken NV	1.00	Quarterly	Citibank N.A.	12/20/23	EUR	90	(3,287)	(3,260)	(27)
International Paper Co.	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	50	(111)	(362)	251
International Paper Co.	1.00	Quarterly	BNP Paribas S.A.	12/20/23	USD	30	(67)	(163)	96
Intesa Sanpaolo SpA	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	EUR	78	3,427	2,376	1,051
LafargeHolcim Ltd.	1.00	Quarterly	Barclays Bank PLC	12/20/23	EUR	23	663	475	188
McKesson Corp.	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	130	293	(970)	1,263
Republic of Brazil	1.00	Quarterly	Goldman Sachs International	12/20/23	USD	760	36,329	64,662	(28,333)
Republic of Brazil	1.00	Quarterly	Citibank N.A.	12/20/23	USD	3,943	188,463	331,835	(143,372)
Republic of Brazil	1.00	Quarterly	Goldman Sachs International	12/20/23	USD	219	10,468	9,720	748
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/23	USD	281	7,224	2,154	5,070
Republic of Colombia	1.00	Quarterly	Bank of America N.A.	12/20/23	USD	188	4,833	2,057	2,776
Republic of Colombia	1.00	Quarterly	BNP Paribas S.A.	12/20/23	USD	328	8,432	5,552	2,880
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/23	USD	310	7,969	5,797	2,172
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/23	USD	310	7,969	5,933	2,036
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/23	USD	310	7,969	6,137	1,832
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/23	USD	310	7,970	6,273	1,697
Republic of Colombia	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	316	8,124	6,047	2,077
Republic of Colombia	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	318	8,175	6,085	2,090
Republic of Colombia	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	317	8,150	6,066	2,084
Republic of Colombia	1.00	Quarterly	Citibank N.A.	12/20/23	USD	99	2,545	1,851	694
Republic of Philippines	1.00	Quarterly	BNP Paribas S.A.	12/20/23	USD	2,332	(15,298)	(10,997)	(4,301)
Republic of Philippines	1.00	Quarterly	Citibank N.A.	12/20/23	USD	200	(1,312)	(1,083)	(229)
Republic of Turkey	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/23	USD	109	12,040	12,257	(217)
Telefonica Emisiones SAU	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	EUR	80	187	(182)	369
Unicredit SpA	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	EUR	220	36,470	36,885	(415)
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	780	19,407	7,505	11,902
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	520	12,938	5,003	7,935
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	347	8,634	1,944	6,690
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	290	7,215	1,754	5,461
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	297	7,390	1,598	5,792
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	297	7,389	1,730	5,659
United Mexican States	1.00	Quarterly	BNP Paribas S.A.	12/20/23	USD	302	7,513	2,297	5,216

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	BNP Paribas S.A.	12/20/23	USD	302	$7,514	$2,432	$5,082
United Mexican States	1.00	Quarterly	BNP Paribas S.A.	12/20/23	USD	302	7,514	2,432	5,082
United Mexican States	1.00	Quarterly	BNP Paribas S.A.	12/20/23	USD	302	7,514	2,432	5,082
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/23	USD	289	7,190	2,391	4,799
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	295	7,340	2,177	5,163
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	303	7,539	2,303	5,236
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	37	920	281	639
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/23	USD	605	15,053	4,733	10,320
United Mexican States	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/23	USD	199	4,951	2,042	2,909
United Mexican States	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	281	6,992	2,758	4,234
United Mexican States	1.00	Quarterly	Deutsche Bank AG	12/20/23	USD	282	7,016	2,767	4,249
United Mexican States	1.00	Quarterly	BNP Paribas S.A.	12/20/23	USD	220	5,473	2,110	3,363
United Mexican States	1.00	Quarterly	BNP Paribas S.A.	12/20/23	USD	311	7,738	6,886	852
United Mexican States	1.00	Quarterly	BNP Paribas S.A.	12/20/23	USD	312	7,762	6,908	854
United Mexican States	1.00	Quarterly	BNP Paribas S.A.	12/20/23	USD	256	6,369	5,668	701
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	380	9,446	6,771	2,675
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	316	7,862	6,052	1,810
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	316	7,862	6,260	1,602
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	317	7,887	6,903	984
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	316	7,863	7,158	705
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	383	9,518	9,011	507
United Mexican States	1.00	Quarterly	Citibank N.A.	12/20/23	USD	1,100	27,368	24,009	3,359
Volkswagen International Finance NV	1.00	Quarterly	Barclays Bank PLC	12/20/23	EUR	180	1,784	2,530	(746)

							$785,562	$789,788	$(4,226)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CMBX North America, Series 9	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	1,350	$(163,041)	$(140,196)	$(22,845)
Markit CMBX North America, Series 6	2.00	Monthly	Morgan Stanley & Co. International PLC	05/11/63	C	USD	30	(1,294)	(1,156)	(138)
Intesa Sanpaolo SpA	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	BB+	EUR	220	(35,037)	(35,621)	584

								$(199,372)	$(176,973)	$(22,399)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW CDC, 1.90%	Quarterly	1.90%	Quarterly	BNP Paribas S.A.	N/A	08/17/19	KRW	1,600,000	$(5,922)	$—	$(5,922)
3-Month KRW CDC, 1.90	Quarterly	1.90	Quarterly	JPMorgan Chase Bank N.A.	N/A	08/18/19	KRW	1,600,000	(5,877)	—	(5,877)
1-day BZDIOVER, 0.02	At Termination	9.48	At Termination	Citibank N.A.	N/A	01/02/20	BRL	2,820	49,123	—	49,123
1-day BZDIOVER, 0.02	At Termination	9.50	At Termination	Citibank N.A.	N/A	01/02/20	BRL	2,819	49,534	—	49,534
1-day BZDIOVER, 0.02	At Termination	7.42	At Termination	Credit Suisse International	N/A	01/04/21	BRL	11,124	5,442	—	5,442
1-day BZDIOVER, 0.02	At Termination	7.43	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/21	BRL	4,755	2,564	—	2,564
1-day BZDIOVER, 0.02	At Termination	7.46	At Termination	Bank of America N.A.	N/A	01/04/21	BRL	6,381	4,467	—	4,467
1-day BZDIOVER, 0.02	At Termination	7.48	At Termination	Bank of America N.A.	N/A	01/04/21	BRL	22,260	17,745	—	17,745
1-day BZDIOVER, 0.02	At Termination	8.53	At Termination	Citibank N.A.	N/A	01/02/23	BRL	12,900	15,861	—	15,861

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaps  (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.03	Quarterly	7-Day China Fixing Rate, 1.35%	Quarterly	Deutsche Bank AG	03/20/19	(a)	03/20/24	CNY	825	$(808)	$—	$(808)
3.03	Quarterly	7-Day China Fixing Rate, 1.35	Quarterly	Société Générale	03/20/19	(a)	03/20/24	CNY	1,485	(1,460)	—	(1,460)
3.03	Quarterly	7-Day China Fixing Rate, 1.35	Quarterly	Bank of America N.A.	03/20/19	(a)	03/20/24	CNY	3,530	(3,491)	—	(3,491)
3.03	Quarterly	7-Day China Fixing Rate, 1.35	Quarterly	JPMorgan Chase Bank N.A.	03/20/19	(a)	03/20/24	CNY	1,955	(1,947)	—	(1,947)
3.03	Quarterly	7-Day China Fixing Rate, 1.35	Quarterly	JPMorgan Chase Bank N.A.	03/20/19	(a)	03/20/24	CNY	1,820	(1,812)	—	(1,812)
3.03	Quarterly	7-Day China Fixing Rate, 1.35	Quarterly	JPMorgan Chase Bank N.A.	03/20/19	(a)	03/20/24	CNY	1,165	(1,160)	—	(1,160)
1.83	Quarterly	3-Month KRW CDC, 1.90	Quarterly	JPMorgan Chase Bank N.A.	03/20/19	(a)	03/20/24	KRW	220,157	(571)	—	(571)
1.83	Quarterly	3-Month KRW CDC, 1.90	Quarterly	Bank of America N.A.	03/20/19	(a)	03/20/24	KRW	211,523	(562)	—	(562)
1.94	Quarterly	3-Month KRW CDC, 1.90	Quarterly	Bank of America N.A.	03/20/19	(a)	03/20/24	KRW	206,460	(1,556)	—	(1,556)

										$119,570	$—	$119,570

(a)	Forward swaps.

OTC Currency Swaps

Paid by the Fund		Received by the Fund		Notional Amount (000)			Counterparty	Termination Date (a)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Delivered	Received
16.77%	Annual	3 Month Libor	Quarterly	TRY 1,448	USD	270	JPMorgan Chase Bank N.A.	06/19/24	$(10,656)	$—	$(10,656)

(a)	At termination date, the notional amount delivered will be exchanged for the notional amount received.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$153,934	$(559,063)	$4,732,470	$(3,575,421)	$—
OTC Swaps	904,930	(292,115)	318,778	(236,489)	—
Options Written	N/A	N/A	321,272	(560,960)	(976,639)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$237,407	$—	$1,632,622	$—	$1,870,029
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	1,110,832	—	—	1,110,832
Options purchased
Investments at value — unaffiliated(b)	—	—	127,029	104,024	440,949	—	672,002
Swaps — centrally cleared
Net unrealized appreciation(a)	—	176,145	—	—	4,556,325	—	4,732,470
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,078,972	—	—	144,736	—	1,223,708

	$—	$1,255,117	$364,436	$1,214,856	$6,774,632	$—	$9,609,041

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$2,498	$—	$380,119	$—	$382,617
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	555,752	—	—	555,752
Options written
Options written at value	—	—	31,342	83,571	861,726	—	976,639
Swaps — centrally cleared
Net unrealized depreciation(a)	—	41,221	—	—	3,534,200	—	3,575,421
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	492,782	—	—	35,822	—	528,604

	$—	$534,003	$33,840	$639,323	$4,811,867	$—	$6,019,033

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,776,563	$—	$1,058,006	$—	$2,834,569
Forward foreign currency exchange contracts	—	—	—	2,538,722	—	—	2,538,722
Options purchased(a)	—	—	496,141	(3,060,517)	(965,548)	—	(3,529,924)
Options written	—	—	356,243	1,784,513	737,381	—	2,878,137
Swaps	—	38,343	—	(15,123)	(355,559)	(18,397)	(350,736)

	$—	$38,343	$2,628,947	$1,247,595	$474,280	$(18,397)	$4,370,768

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$255,633	$—	$939,445	$—	$1,195,078
Forward foreign currency exchange contracts	—	—	—	956,437	—	—	956,437
Options purchased(b)	—	—	(64,621)	106,877	224,226	—	266,482
Options written	—	—	7,458	(12,840)	(291,176)	—	(296,558)
Swaps	—	264,249	—	—	1,100,597	9,713	1,374,559

	$—	$264,249	$198,470	$1,050,474	$1,973,092	$9,713	$3,495,998

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$102,115,304
Average notional value of contracts — short	$85,628,419
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$104,835,957
Average amounts sold — in USD	$117,228,322
Options:
Average value of option contracts purchased	$2,146,373
Average value of option contracts written	$1,411,432
Average notional value of swaption contracts purchased	$87,979,275
Average notional value of swaption contracts written	$108,297,196
Credit default swaps:
Average notional value — buy protection	$47,543,952
Average notional value — sell protection	$4,735,101

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Interest rate swaps:
Average notional value — pays fixed rate	$251,035,915
Average notional value — receives fixed rate	$393,239,875
Currency swaps:
Average notional value — receives fixed rate	$68,379
Inflation swaps:
Average notional value — pays fixed rate	$253,950
Average notional value — receives fixed rate	$367,978
Total return swaps:
Average notional value	$2,541,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$330,566		$115,306
Forward foreign currency exchange contracts	1,110,832		555,752
Options	672,002	(a)	976,639
Swaps — Centrally cleared	—		177,472
Swaps — OTC(b)	1,223,708		528,604

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$3,337,108		$2,353,773
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(530,095)		(620,845)

Total derivative assets and liabilities subject to an MNA	$2,807,013		$1,732,928

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Australia and New Zealand Bank Group	$9,309	$(9,309)	$—	$—	$—
Bank of America N.A.	88,985	(88,985)	—	—	—
Barclays Bank PLC	478,009	(10,012)	—	—	467,997
BNP Paribas S.A.	82,612	(82,612)	—	—	—
Citibank N.A.	1,060,401	(324,072)	—	(550,000)	186,329
Commonwealth Bank of Australia	5,736	—	—	—	5,736
Credit Suisse International	5,442	—	—	—	5,442
Deutsche Bank AG	368,390	(179,120)	—	—	189,270
Goldman Sachs International	174,611	(174,611)	—	—	—
HSBC Bank USA N.A.	76,012	(6,573)	—	—	69,439
JPMorgan Chase Bank N.A.	64,670	(64,670)	—	—	—
Merrill Lynch International	199	(199)	—	—	—
Morgan Stanley & Co. International PLC	33,746	(33,746)	—	—	—
Natwest Markets PLC	193,299	(891)	—	—	192,408
Nomura International PLC	500	(500)	—	—	—
Royal Bank of Canada	321	(321)	—	—	—
Westpac Banking Corp.	164,771	(11,451)	—	—	153,320

	$2,807,013	$(987,072)	$—	$(550,000)	$1,269,941

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)(d)
Bank of America N.A.	$138,426	$(88,985)	$—	$—	$49,441
Barclays Bank PLC	10,012	(10,012)	—	—	—
BNP Paribas S.A.	97,161	(82,612)	—	—	14,549
Citibank N.A.	324,072	(324,072)	—	—	—
Deutsche Bank AG	179,120	(179,120)	—	—	—
Goldman Sachs International	564,394	(174,611)	—	—	389,783
HSBC Bank USA N.A.	6,573	(6,573)	—	—	—
JPMorgan Chase Bank N.A.	262,632	(64,670)	—	—	197,962
Merrill Lynch International	2,915	(199)	—	—	2,716
Morgan Stanley & Co. International PLC	98,432	(33,746)	—	—	64,686
Natwest Markets PLC	11,788	(11,788)	—	—	—
Nomura International PLC	891	(500)	—	—	391
Northern Trust Co.	4,628	—	—	—	4,628
Royal Bank of Canada	405	(321)	—	—	84
Societe Generale	1,508	—	—	—	1,508
Standard Chartered Bank	23	—	—	—	23
State Street Bank and Trust Co.	637	—	—	—	637
Toronto-Dominion Bank	23	—	—	—	23
UBS AG	17,837	—	—	—	17,837
Westpac Banking Corp.	11,451	(11,451)	—	—	—

	$1,732,928	$(988,660)	$—	$—	$744,268

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$11,494,209	$—	$11,494,209
Corporate Bonds	—	80,339,526	—	80,339,526
Floating Rate Loan Interests	—	—	1,994,385	1,994,385
Foreign Agency Obligations	—	77,131,181	—	77,131,181
Investment Companies	8,895,986	—	—	8,895,986
Municipal Bonds	—	566,966	—	566,966
Non-Agency Mortgage-Backed Securities	—	6,814,338	213,030	7,027,368
Preferred Securities	—	4,106,952	—	4,106,952
U.S. Government Sponsored Agency Securities	—	36,858,669	—	36,858,669
U.S. Treasury Obligations	—	51,701,001	—	51,701,001
Warrants	—	3,000	—	3,000
Short-Term Securities:
Borrowed Bond Agreements	—	3,375,757	—	3,375,757
Foreign Agency Obligations	—	2,604,527	—	2,604,527
Money Market Funds	2,723,358	—	—	2,723,358
Options Purchased:
Interest rate contracts	72,500	368,449	—	440,949
Equity contracts	127,029	—	—	127,029
Foreign currency exchange contracts	—	104,024	—	104,024

Subtotal	$11,818,873	$275,468,599	$2,207,415	$289,494,887

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (continued) December 31, 2018	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Borrowed Bonds	$—	$(3,381,569)	$—	$(3,381,569)
TBA Sale Commitments	—	(12,156,582)	—	(12,156,582)

	$11,818,873	$259,930,448	$2,207,415	$273,956,736

Derivative Financial Instruments (a)
Assets:
Foreign currency exchange contracts	$—	$1,110,832	$—	$1,110,832
Credit contracts	—	350,187	—	350,187
Equity contracts	237,407	—	—	237,407
Interest rate contracts	1,632,622	4,701,061	—	6,333,683
Liabilities:
Foreign currency exchange contracts	—	(639,323)	—	(639,323)
Credit contracts	—	(241,888)	—	(241,888)
Equity contracts	(33,840)	—	—	(33,840)
Interest rate contracts	(675,373)	(4,136,494)	—	(4,811,867)

	$1,160,816	$1,144,375	$—	$2,305,191

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $42,487,248 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2017	$2,800,000	$—	$1,374,752	$4,174,752
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(a)	(2,000,000)	—	(1,156,220)	(3,156,220)
Accrued discounts/premiums	—	—	896	896
Net realized gain (loss)	800	—	—	800
Net change in unrealized appreciation (depreciation)(b)(c)	—	—	(6,398)	(6,398)
Purchases	—	2,300,605	—	2,300,605
Sales	(800,800)	(306,220)	—	(1,107,020)

Closing Balance, as of December 31, 2018	$—	$1,994,385	$213,030	$2,207,415

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018(c)	$—	$—	$(6,398)	$(6,398)

(a)

As of December 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to consolidated financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

December 31, 2018

BlackRock Strategic Global Bond Fund, Inc.

ASSETS
Investments at value — unaffiliated (cost — $290,153,302)	$285,050,677
Investments at value — affiliated (cost — $4,732,409)	4,444,210
Cash pledged:
Centrally cleared swaps	2,305,230
Futures contracts	1,841,798
Collateral — options written	215,000
Foreign currency at value (cost — $19,737,574)	19,755,202
Receivables:
TBA sale commitments	12,004,899
Interest — unaffiliated	2,078,037
Investments sold	20,916
Capital shares sold	305,392
Variation margin on futures contracts	330,566
Dividends — unaffiliated	39,651
Dividends — affiliated	4,845
From the Manager	17,571
Swap premiums paid	904,930
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,110,832
OTC swaps	318,778
Prepaid expenses	50,318

Total assets	330,798,852

LIABILITIES
TBA sale commitments at value (proceeds — $12,004,899)	12,156,582
Borrowed bonds at value (proceeds — $3,399,412)	3,381,569
Bank overdraft	29,739
Options written at value (premiums received — $736,951)	976,639
Reverse repurchase agreements at value	42,487,248
Cash received collateral — OTC derivatives	550,000
Payables:
Investments purchased	6,152,534
Income dividend distributions	177,598
Capital shares redeemed	544,565
Variation margin on centrally cleared swaps	177,472
Variation margin on futures contracts	115,306
Investment advisory fees	11,073
Service and distribution fees	18,453
Directors’ and Officer’s fees	6,422
Interest expense	14,361
Board realignment and consolidation	17,571
Other affiliates	798
Other accrued expenses	411,661
Swap premiums received	292,115
Unrealized depreciation on:
Forward foreign currency exchange contracts	555,752
OTC swaps	236,489

Total liabilities	68,313,947

NET ASSETS	$262,484,905

NET ASSETS CONSIST OF
Paid-in capital	$272,463,310
Accumulated loss	(9,978,405)

NET ASSETS	$262,484,905

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	35

Consolidated Statement of Assets and Liabilities  (continued)

December 31, 2018

BlackRock Strategic Global Bond Fund, Inc.

NET ASSET VALUE
Institutional — Based on net assets of $160,251,999 and 27,584,708 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.81

Investor A — Based on net assets of $61,722,716 and 10,634,192 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.80

Investor C — Based on net assets of $6,308,223 and 1,087,430 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.80

Investor C1 — Based on net assets of $91,380 and 15,760 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.80

Class K — Based on net assets of $34,110,587 and 5,875,061 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.81

See notes to consolidated financial statements.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

Year Ended December 31, 2018

BlackRock Strategic Global Bond Fund, Inc.

INVESTMENT INCOME
Interest — unaffiliated	$9,735,952
Dividends — affiliated	210,110
Dividends — unaffiliated	195,540
Foreign taxes withheld	(34,286)

Total investment income	10,107,316

EXPENSES
Investment advisory	1,398,617
Transfer agent — class specific	274,731
Service and distribution — class specific	246,632
Custodian	223,985
Professional	146,316
Registration	97,403
Accounting services	74,179
Printing	66,551
Directors and Officer	21,868
Board realignment and consolidation.	17,571
Miscellaneous	224,014

Total expenses excluding interest expense	2,791,867
Interest expense	529,347

Total expenses	3,321,214
Less:
Fees waived and/or reimbursed by the Manager	(920,482)
Transfer agent fees reimbursed — class specific	(149,191)

Total expenses after fees waived and/or reimbursed	2,251,541

Net investment income	7,855,775

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,586,204)
Investments — affiliated	(293,306)
Futures contracts	2,834,569
Forward foreign currency exchange contracts	2,538,722
Foreign currency transactions	(1,769,201)
Borrowed bonds	(262,188)
Options written	2,878,137
Swaps	(350,736)

(6,010,207)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(9,543,631)
Investments — affiliated	(338,037)
Futures contracts	1,195,078
Forward foreign currency exchange contracts	956,437
Foreign currency translations	(13,609)
Borrowed bonds	595,790
Options written	(296,558)
Swaps	1,374,559

(6,069,971)

Net realized and unrealized loss	(12,080,178)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,224,403)

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	37

Consolidated Statements of Changes in Net Assets

	BlackRock Strategic Global Bond Fund, Inc
	Year Ended December 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,855,775	$5,709,461
Net realized loss	(6,010,207)	(827,599)
Net change in unrealized appreciation (depreciation)	(6,069,971)	6,967,306

Net increase (decrease) in net assets resulting from operations	(4,224,403)	11,849,168

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
From net investment income and net realized gain:
Institutional	(3,786,810)	(2,913,042)
Investor A	(1,245,562)	(1,812,480)
Investor C	(108,422)	(235,983)
Investor C1	(7,639)	(33,648)
Class K	(620,370)	(554,927)
From return of capital:
Institutional	(766,083)	—
Investor A	(251,981)	—
Investor C	(21,934)	—
Investor C1	(1,545)	—
Class K	(125,503)	—

Decrease in net assets resulting from distributions to shareholders	(6,935,849)	(5,550,080)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	39,341,109	54,883,600

NET ASSETS(b)
Total increase in net assets	28,180,857	61,182,688
Beginning of year	234,304,048	173,121,360

End of year	$262,484,905	$234,304,048

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to consolidated financial statements.

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc.

	Institutional

	Year Ended December 31,
	2018 (a)		2017 (a)		2016 (a)		2015		2014

Net asset value, beginning of year	$6.01		$5.78		$5.65		$6.27		$6.30

Net investment income(b)	0.17		0.19		0.16		0.08		0.10
Net realized and unrealized gain (loss)	(0.22)		0.23		0.13		(0.37)		(0.03)

Net increase (decrease) from investment operations	(0.05)		0.42		0.29		(0.29)		0.07

Distributions(c)
From net investment income	(0.12)		(0.19)		(0.16)		(0.31)		(0.10)
From return of capital	(0.03)		—		—		(0.02)		—

Total distributions	(0.15)		(0.19)		(0.16)		(0.33)		(0.10)

Net asset value, end of year	$5.81		$6.01		$5.78		$5.65		$6.27

Total Return(d)
Based on net asset value	(0.81)%		7.30%		5.06%		(4.69)%		1.11%

Ratios to Average Net Assets
Total expenses	1.08	%(e)	1.16	%(e)	1.23	%(f)	1.18%		1.06%

Total expenses after fees waived and/or reimbursed	0.72	%(e)	0.77	%(e)	0.83	%(f)	0.89%		0.97%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.53	%(e)	0.59	%(e)	0.67	%(f)	0.88%		0.97%

Net investment income	2.88	%(e)	3.24	%(e)	2.75	%(f)	1.26%		1.65%

Supplemental Data
Net assets, end of year (000)	$160,252		$139,220		$77,432		$23,843		$23,108

Portfolio turnover rate	344	%(g)	432	%(g)	396	%(g)	477	%(g)	147%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	269%	327%	334%	401%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor A

	Year Ended December 31,
	2018 (a)		2017 (a)		2016 (a)		2015		2014

Net asset value, beginning of year	$6.00		$5.77		$5.64		$6.26		$6.30

Net investment income(b)	0.16		0.18		0.14		0.06		0.09
Net realized and unrealized gain (loss)	(0.22)		0.22		0.13		(0.37)		(0.04)

Net increase (decrease) from investment operations	(0.06)		0.40		0.27		(0.31)		0.05

Distributions(c)
From net investment income	(0.12)		(0.17)		(0.14)		(0.29)		(0.09)
From return of capital	(0.02)		—		—		(0.02)		—

Total distributions	(0.14)		(0.17)		(0.14)		(0.31)		(0.09)

Net asset value, end of year	$5.80		$6.00		$5.77		$5.64		$6.26

Total Return(d)
Based on net asset value	(1.07)%		7.04%		4.80%		(4.92)%		0.72%

Ratios to Average Net Assets
Total expenses	1.42	%(e)	1.48	%(e)	1.52	%(f)	1.40%		1.29%

Total expenses after fees waived and/or reimbursed	0.97	%(e)	1.04	%(e)	1.09	%(f)	1.13%		1.19%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.78	%(e)	0.84	%(e)	0.93	%(f)	1.12%		1.19%

Net investment income	2.66	%(e)	2.96	%(e)	2.40	%(f)	1.00%		1.44%

Supplemental Data
Net assets, end of year (000)	$61,723		$64,615		$64,040		$59,339		$82,638

Portfolio turnover rate	344	%(g)	432	%(g)	396	%(g)	477	%(g)	147%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	269%	327%	334%	401%

See notes to consolidated financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C

	Year Ended December 31,
	2018 (a)		2017 (a)		2016 (a)		2015		2014

Net asset value, beginning of year	$6.00		$5.77		$5.64		$6.26		$6.30

Net investment income(b)	0.11		0.13		0.10		0.02		0.04
Net realized and unrealized gain (loss)	(0.22)		0.23		0.13		(0.37)		(0.04)

Net increase (decrease) from investment operations	(0.11)		0.36		0.23		(0.35)		—

Distributions(c)
From net investment income	(0.07)		(0.13)		(0.10)		(0.25)		(0.04)
From return of capital	(0.02)		—		—		(0.02)		—

Total distributions	(0.09)		(0.13)		(0.10)		(0.27)		(0.04)

Net asset value, end of year	$5.80		$6.00		$5.77		$5.64		$6.26

Total Return(d)
Based on net asset value	(1.81)%		6.25%		4.02%		(5.65)%		(0.04)%

Ratios to Average Net Assets
Total expenses	2.19	%(e)	2.30	%(e)	2.35	%(f)	2.23%		2.09%

Total expenses after fees waived and/or reimbursed	1.72	%(e)	1.79	%(e)	1.84	%(f)	1.89%		1.96%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.53	%(e)	1.59	%(e)	1.68	%(f)	1.88%		1.96%

Net investment income	1.94	%(e)	2.21	%(e)	1.64	%(f)	0.25%		0.70%

Supplemental Data
Net assets, end of year (000)	$6,308		$9,625		$13,404		$14,326		$17,687

Portfolio turnover rate	344	%(g)	432	%(g)	396	%(g)	477	%(g)	147%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	269%	327%	334%	401%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C1

	Year Ended December 31,
	2018 (a)		2017 (a)		2016 (a)		2015		2014

Net asset value, beginning of year	$6.00		$5.77		$5.64		$6.25		$6.29

Net investment income(b)	0.13		0.14		0.10		0.02		0.05
Net realized and unrealized gain (loss)	(0.23)		0.23		0.14		(0.36)		(0.05)

Net increase (decrease) from investment operations	(0.10)		0.37		0.24		(0.34)		—

Distributions(c)
From net investment income	(0.08)		(0.14)		(0.11)		(0.25)		(0.04)
From return of capital	(0.02)		—		—		(0.02)		—

Total distributions	(0.10)		(0.14)		(0.11)		(0.27)		(0.04)

Net asset value, end of year	$5.80		$6.00		$5.77		$5.64		$6.25

Total Return(d)
Based on net asset value	(1.61)%		6.46%		4.23%		(5.37)%		0.07%

Ratios to Average Net Assets
Total expenses	2.01	%(e)	2.10	%(e)	2.12	%(f)	1.95%		1.84%

Total expenses after fees waived and/or reimbursed	1.52	%(e)	1.59	%(e)	1.64	%(f)	1.77%		1.84%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.33	%(e)	1.39	%(e)	1.48	%(f)	1.77%		1.84%

Net investment income	2.19	%(e)	2.41	%(e)	1.73	%(f)	0.36%		0.82%

Supplemental Data
Net assets, end of year (000)	$91		$690		$2,873		$3,670		$5,660

Portfolio turnover rate	344	%(g)	432	%(g)	396	%(g)	477	%(g)	147%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	269%	327%	334%	401%

See notes to consolidated financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Class K

	Year Ended December 31,						Period from 11/13/15 (b) to 12/31/15
	2018 (a)		2017 (a)		2016 (a)

Net asset value, beginning of period	$6.01		$5.77		$5.65		$5.66

Net investment income(c)	0.17		0.19		0.16		0.01
Net realized and unrealized gain (loss)	(0.22)		0.24		0.12		(0.01)

Net increase (decrease) from investment operations	(0.05)		0.43		0.28		0.00

Distributions(d)
From net investment income	(0.12)		(0.19)		(0.16)		—
From return of capital	(0.03)		—		—		(0.01)

Total distributions	(0.15)		(0.19)		(0.16)		(0.01)

Net asset value, end of period	$5.81		$6.01		$5.77		$5.65

Total Return(e)
Based on net asset value	(0.76)%		7.54%		4.93%		0.06	%(f)

Ratios to Average Net Assets
Total expenses	1.01	%(h)	1.05	%(h)	1.02	%(i)	1.44	%(g)

Total expenses after fees waived and/or reimbursed	0.67	%(h)	0.73	%(h)	0.71	%(i)	0.65	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.48	%(h)	0.54	%(h)	0.55	%(i)	0.65	%(g)

Net investment income	2.93	%(h)	3.27	%(h)	2.83	%(i)	1.92	%(g)

Supplemental Data
Net assets, end of period (000)	$34,111		$20,154		$15,372		$100

Portfolio turnover rate	344	%(j)	432	%(j)	396	%(j)	477	%(j)(k)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,			Period from 11/13/15 (b) to 12/31/15
	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	269%	327%	334%	401%

(k)	Portfolio turnover is representative of the Fund for the entire year.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	43

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s classification changed from non-diversified to diversified during the period. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor C1 Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Investor A, Investor C and Investor C1 Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C and Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years
Investor C1 Shares	No	No	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Strategic Global Bond Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended December 31, 2018, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements  (continued)

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements  (continued)

IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund was $29,186,987 and 1.72%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$42,487,248	$(42,487,248)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $ 42,580,979 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Counterparty	Borrowed Bond Agreements (a)	Borrowed Bonds at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to) / from Counterparty (c)
BNP Paribas SA	$3,375,757	$(3,395,930)	$(20,173)	$—	$—	$—	$—	$—	$(20,173)

(a)	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $14,361 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.
(c)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amount pledged, which are considered restricted, are included in cash pledged for futures in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	51

Notes to Consolidated Financial Statements  (continued)

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47
$3 Billion — $5 Billion	0.45
$5 Billion — $10 Billion	0.44
Greater than $10 Billion	0.43

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of the Fund in which BIL and BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Distribution Fee	—	0.75%	0.55%
Service Fee	0.25%	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$160,944	$81,686	$4,002	$246,632

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$6

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$1,433	$1,581	$462	$13	$67	$3,556

For the year ended December 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$147,257	$107,810	$16,106	$1,172	$2,386	$274,731

Other Fees: For the year ended December 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $4,637.

For the year ended December 31, 2018, affiliates received CDSCs as follows:

Investor A	Investor C
$1,567	$441

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2018, the amounts waived were $3,876.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2018, the Fund waived $19,604 in investment advisory fees pursuant to this arrangement.

For the year ended December 31, 2018, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $3,291.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.53%	0.78%	1.53%	1.33%	0.48%

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	53

Notes to Consolidated Financial Statements  (continued)

Prior to March 29, 2018, the Manager contractually agreed to waive and/or reimburse fees or expenses as a percentage of average daily net assets were as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.54%	0.79%	1.54%	1.34%	0.49%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2018, the Manager waived and/or reimbursed $879,431, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as transfer agent fees reimbursed, respectively, in the Consolidated Statement of Operations. For the year ended December 31, 2018, class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$58,240	$75,622	$12,022	$922	$2,385	$149,191

The Fund has begun to incur expenses in connection with the realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. For the year ended December 31, 2018, the amount reimbursed was $17,571.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain/(Loss)
$1,403,823	$586,816	$(4,766)

7.	PURCHASES AND SALES

For the year ended December 31, 2018, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$801,976,650	$793,004,612
U.S. Government Securities	180,585,233	173,715,188

	$982,561,883	$966,719,800

For the year ended December 31, 2018, purchases and sales related to mortgage dollar rolls were $212,214,020 and $212,314,033, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences, attributable to the expiration of capital loss carryforwards, were reclassified to the following accounts:

Paid-in capital	$(1,131,250)
Accumulated earnings	$1,131,250

The tax character of distributions paid was as follows:

	12/31/18	12/31/17
Ordinary income	$5,768,803	$5,550,080
Return of capital	1,167,046	—

	$6,935,849	$5,550,080

As of December 31, 2018, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(3,434,294)
Net unrealized losses(a)	(6,410,452)
Qualified late-year losses(b)	(133,659)

$(9,978,405)

(a)

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the accounting for swap agreements, and the classification of investments.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2018, the Fund had capital loss carryforwards available to offset future realized capital gains with no expiration as follows:

No expiration date	$3,434,294

During the year ended December 31, 2018, the fund utilized $534,942 of its capital loss carryforward.

As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$295,811,242

Gross unrealized appreciation	$10,541,021
Gross unrealized depreciation	(15,911,179)

Net unrealized depreciation	$(5,370,158)

9.	BANK BORROWINGS

The Fund along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	55

Notes to Consolidated Financial Statements  (continued)

industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Institutional
Shares sold	24,123,720	$143,580,163	17,351,062	$103,922,525
Shares issued in reinvestment of distributions	661,602	3,899,445	391,915	2,343,317
Shares redeemed	(20,377,225)	(118,890,750)	(7,973,384)	(47,189,480)

Net increase	4,408,097	$28,588,858	9,769,593	$59,076,362

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	4,210,010	$24,754,491	3,174,584	$18,957,409
Shares issued in reinvestment of distributions	223,230	1,317,288	262,280	1,565,825
Shares redeemed	(4,561,049)	(26,751,730)	(3,768,153)	(22,332,767)

Net decrease	(127,809)	$(679,951)	(331,289)	$(1,809,533)

Investor C
Shares sold	161,665	$968,107	250,396	$1,487,643
Shares issued in reinvestment of distributions	19,347	114,474	35,115	209,294
Shares redeemed and automatic conversion of shares	(697,489)	(4,107,729)	(1,004,638)	(5,955,006)

Net decrease	(516,477)	$(3,025,148)	(719,127)	$(4,258,069)

Investor C1
Shares sold	4,705	$27,637	5,016	$29,891
Shares issued in reinvestment of distributions	1,535	9,113	3,828	22,754
Shares redeemed and automatic conversion of shares	(105,521)	(612,222)	(391,946)	(2,323,481)

Net decrease	(99,281)	$(575,472)	(383,102)	$(2,270,836)

Class K
Shares sold	3,004,782	$17,850,446	692,986	$4,142,373
Shares issued in reinvestment of distributions	38,968	227,658	2,264	13,526
Shares redeemed	(524,406)	(3,045,282)	(1,727)	(10,223)

Net increase	2,519,344	$15,032,822	693,523	$4,145,676

Total Net Increase	6,183,874	$39,341,109	9,029,598	$54,883,600

As of December 31, 2018, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 17,668 Class K Shares.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Consolidated Statement of Assets and Liabilities, Consolidated Statement of Changes in Net Assets and Notes to Consolidated Financial Statements.

Prior year distribution information and distributions in excess of net investment income in the Consolidated Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulations S-X changes.

Distributions for the period ended December 31, 2017 were classified as follows:

Share Class	Net Investment Income
Institutional	2,913,042
Investor A	1,812,480
Investor C	235,983
Investor C1	33,648
Class K .	554,927

Distributions in excess of net investment income as of December 31, 2017 were ($573,874).

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Strategic Global Bond Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Strategic Global Bond Fund, Inc. and subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated financial highlights for each of the three years in the period then ended), and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, agent bank and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

During the fiscal year ended December 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Months Paid
Qualified Dividend Income for Individuals(a)	January — April 2018	0.00%
	May 2018	1.11
	June — December 2018	6.68
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	January — December 2018	0.96
Interest-Related Dividends for Non-US Residents(b)	January — April 2018	16.98
	May 2018	26.49
	June — December 2018	74.25
Federal Obligation Interest(c)	January — December 2018	19.33

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Director (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	59

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
John F. O’Brien 1943	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	None

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

DIRECTOR AND OFFICER INFORMATION	61

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders and the Fund’s interestholders elected Directors who took office on January 1, 2019. The newly elected Directors include three former Directors and eight individuals who served as directors/trustees of the funds in the BlackRock Closed-End Complex. Information regarding the individuals who began serving as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of the Fund. The newly elected directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Strategic Global Bond Fund, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Michael J. Castellano	46,021,907	686,223	206,635
Richard E. Cavanagh	46,242,331	448,598	223,836
Cynthia L. Egan	46,188,519	500,264	225,982
Frank J. Fabozzi	46,212,492	491,809	210,464
Robert Fairbairn	46,325,747	379,571	209,447
Henry Gabbay	46,042,960	662,359	209,446
R. Glenn Hubbard	46,093,304	615,225	206,236
W. Carl Kester	46,085,848	619,073	209,844
Catherine A. Lynch	46,336,936	383,973	193,856
John M. Perlowski	46,354,050	378,020	182,695
Karen P. Robards	46,246,576	469,577	198,612

*	Denotes Company-wide proposal and voting results.

The above Directors, referred to as the BlackRock Fixed-Income Board, have also been elected to serve as directors for other BlackRock-advised non-index fixed-income mutual funds and all of the BlackRock-advised closed-end funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

ADDITIONAL INFORMATION	63

Additional Information  (continued)

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNY	Chinese Renminbi

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

PLN	Polish Zloty

RUB	Russian Ruble

SEK	Swedish Krona

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

AMT	Alternative Minimum Tax (subject to)

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

OTC	Over-the-Counter

RB	Revenue Bonds

S&P	S&P Global Ratings

GLOSSARY OF TERMS USED IN THIS REPORT	65

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-12/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Henry R. Keizer
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$58,650	$42,432	$0	$4,000	$19,300	$18,138	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$19,300	$22,138

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Strategic Global Bond Fund, Inc.

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Strategic Global Bond Fund, Inc.

Date: March 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Strategic Global Bond Fund, Inc.

Date: March 8, 2019